As filed with the Securities and Exchange Commission on July 24, 2013

Securities Act File No. 333-123257

Investment Company Act File No. 811-10325

United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933 ☒
Pre-Effective Amendment No. ☐
Post Effective Amendment No. 1181 ☒
and/or
Registration Statement Under the Investment Company Act of 1940 ☒
Amendment No. 1185 ☒

MARKET VECTORS ETF TRUST
(Exact Name of Registrant as Specified in its Charter)

335 Madison Avenue, 19th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 293-2000
Registrant’s Telephone Number
Joseph J. McBrien, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
335 Madison Avenue, 19th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Stuart M. Strauss, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐	Immediately upon filing pursuant to paragraph (b)
☐	On [date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On [date] pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a)(2) of rule 485

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated July 24, 2013

MARKET VECTORS MSCI EMERGING MARKETS QUALITY ETF

[ LOGO]

[    ], 2013

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc. The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors MSCI Emerging Markets Quality ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MSCI Emerging Markets Quality Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	[ ]	%
Other Expenses(a)	[ ]	%
Total Annual Fund Operating Expenses(b)	[ ]	%
Fee Waivers and Expense Reimbursement(b)	([ ]	)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	[ ]	%

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(b)	Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding [ ]% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$ [ ]
3	$ [ ]

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is a rules-based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in emerging markets countries.

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The Index is based on the MSCI Emerging Markets Index (the “Parent Index”), which includes large and mid-cap stocks across 21 emerging market countries. The Index aims to capture the performance of quality growth stocks by identifying stocks with high quality scores based on three main fundamental variables: high return on equity, stable year-over-year earnings growth and low financial leverage. Securities eligible for inclusion in the Index include all listed equity securities, including Real Estate Investment Trusts (REITs) and certain income trusts in Canada. Preferred shares that exhibit characteristics of equity securities are generally eligible.

As of June 30, 2013, the Index consisted of companies in 21 countries as follows: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The components of the Index, as well as the countries included, may change over time. The securities in the Index had a market capitalization range of between approximately $[  ] million and $[  ] million and a weighted average market capitalization of $[  ] million. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not purchase all of the securities in the Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of [  ], 2013, the Index was concentrated in the consumer staples, telecommunication services, and the information technology sectors.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Risk of Investing in the Information Technology Sector. The information technology sector includes software developers, providers of information technology consulting and services and manufacturers and distributors of computers, peripherals, communications equipment and semiconductors. Because as currently constituted the Index is concentrated in the information technology sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product

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obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in the Telecommunications Sector. The telecommunications sector includes companies that provide telecommunications services. Because as currently constituted the Index is concentrated in the telecommunications sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in the Consumer Staples Sector. The consumer staples sector includes, among others, manufacturers and distributors of food, beverages and tobacco, food and drug retailers and products of non-durable household goods and consumer products. Because as currently constituted the Index is concentrated in the consumer staples sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in Depositary Receipts. Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of medium- capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

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Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholders may sustain losses.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. Based on the current composition of the Index, the Fund’s assets may be concentrated in the consumer staples, telecommunications services and information technology sector; therefore, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The Fund commenced operations on [  ], 2013 and therefore does not have a performance history for a full calendar year. Visit www.marketvectorsetfs.com for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Hao-Hung (Peter) Liao George Cao	Portfolio Manager Portfolio Manager	[ ] 2013 [ ] 2013

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of [   ] Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select a representative sample of securities that collectively have an investment profile similar to the Index. The Adviser seeks to select securities that will have, in the aggregate, investment characteristics, fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to underweight or overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

ADDITIONAL INVESTMENT STRATEGIES

The Fund may invest in securities not included in the Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and certain derivatives, which the Adviser believes will help the Fund track the Index. Convertible securities and depositary receipts not included in the Fund’s Index may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other exchange-traded funds (“ETFs”).

An authorized participant (i.e., a person eligible to place orders with the Distributor (defined below) to create or redeem Creation Units of the Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

BORROWING MONEY

The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. To the extent that the Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its benchmark Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

The Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

LENDING PORTFOLIO SECURITIES

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

RISKS OF INVESTING IN THE FUND

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section along with additional risk information.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s’ Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

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Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Securities Markets. Securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in emerging countries, the purchase and sale prices for such securities and the timing of purchases and sales. emerging markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on securities markets in emerging market countries have been subject to sharp fluctuations and sudden declines, and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed securities markets. Moreover, securities markets in emerging market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.

Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. Any of these factors, including an outbreak of hostilities, could negatively impact the Fund’s returns. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.

Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

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Also, certain issuers located in emerging market countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

Investment and Repatriation Restrictions. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit the Fund’s ability to track its Index. In addition, the Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, the Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables the Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Available Disclosure About emerging Market Issuers. Issuers located or operating in emerging market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

Foreign Currency Considerations. The Fund’s assets that are invested in equity securities of issuers in emerging market countries will generally be denominated in foreign currencies, and the income received by the Fund from these investments will be principally in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of

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fluctuation. This fluctuation may be due to changes in interest rates, investor’s expectations concerning inflation and interest rates, a foreign country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.

The Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce the Fund’s investment performance and the value of your investment in the Fund. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance.

Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, the Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non- U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, the Fund may be required to release securities before receiving cash payment or may be required to make cash payment prior to receiving

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securities, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.

The Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an authorized participant, the Fund will be required to deliver U.S. dollars to the authorized participant on the settlement date. In the event that the Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, the Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.

In certain emerging market countries, the marketability of quoted shares may be limited due to the restricted opening hours of stock exchanges, and a narrow range of investors and a relatively high proportion of market value may be concentrated in the hands of a relatively small number of shareholders. In addition, because certain emerging market countries’ stock exchanges on which the Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements. Trading volume may be lower on certain emerging market countries’ stock exchanges than on more developed securities markets and equities may be generally less liquid. The infrastructure for clearing, settlement and registration on the primary and secondary markets of certain emerging market countries are less developed than in certain other markets and under certain circumstances this may result in the Fund experiencing delays in settling and/or registering transactions in the markets in which it invests, particularly if the growth of foreign and domestic investment in certain emerging market countries places an undue burden on such investment infrastructure. Such delays could affect the speed with which the Fund can transmit redemption proceeds and may inhibit the initiation and realization of investment opportunities at optimum times.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

9

Corporate and Securities Laws. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in emerging market countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Risk of Investing in the Information Technology Sector. The information technology sector includes software developers, providers of information technology consulting and services and manufacturers and distributors of computers, peripherals, communications equipment and semiconductors. Because as currently constituted the Index is concentrated in the information technology sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in the Telecommunications Sector. The telecommunications sector includes companies that provide telecommunications services. Because as currently constituted the Index is concentrated in the telecommunications sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in the Consumer Staples Sector. The consumer staples sector includes, among others, manufacturers and distributors of food, beverages and tobacco, food and drug retailers and products of non-durable household goods and consumer products. Because as currently constituted the Index is concentrated in the consumer staples sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in Depositary Receipts. Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index.

Risk of Investing in Medium-Capitalization Companies. The Fund may invest in medium- capitalization companies and, therefore, will be subject to certain risks associated with medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of larger companies.

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ADDITIONAL INFORMATION ABOUT THE FUND’ INVESTMENT STRATEGIES AND RISKS (continued)

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by the Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by the Fund. In addition, the equity securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform its respective Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of its Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in such Index and can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. The Fund’s return may also deviate significantly from the return of its Index because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of its Index. The Fund may not be fully invested at times as a result of reserves of cash held by the Fund to pay expenses In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges on which securities trade, potential adverse tax consequences or other regulatory reasons. Moreover, the Fund may be delayed in purchasing or selling securities included in its Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices) or prices differ from those used in calculating the Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the Fund’s ability to replicate the performance of its Index. In addition, if the Fund utilizes depositary receipts and other derivative instruments that are not included in the Fund’s Index, its return may not correlate as well with the return of its Index as would be the case if the Fund purchased all the securities in the Index directly.

Replication Management Risk. Unlike many investment companies, the Fund are not “actively” managed. Therefore, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the Fund from one type of security to another in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand

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ADDITIONAL INFORMATION ABOUT THE FUND’ INVESTMENT STRATEGIES AND RISKS (continued)

forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Non-Diversified Risk. The Fund is a separate investment portfolio of Market Vectors ETF Trust (the “Trust”), which is an open- end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that the Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. Based on the current composition of the Index, the Fund’s assets may be concentrated in the consumer staples, telecommunications and information technology sectors; therefore, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

ADDITIONAL RISKS

Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Certain Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Swaps. The use of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. For example, swap agreements may be subject to the risk of default by a counterparty as a result of bankruptcy or otherwise, which may cause the Fund to lose payments due by such counterparty altogether, or collect only a portion thereof, which collection could involve additional costs or delays. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund. In addition, a swap transaction may be subject to the Fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options. An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell

12

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS (continued)

the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well- conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Warrants. Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Futures. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract.

Currency Forwards. A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements. The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

Participation Notes. Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the Fund to counterparty risk, as discussed below.

Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, the Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of its Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in the Fund’s portfolio. The ability of the Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.

Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

No Guarantee of Active Trading Market. The Fund is a newly organized series of the Trust. While Shares are expected to be listed on NYSE Arca, subject to notice of issuance, there can be no assurance that active trading markets for the Shares will be maintained. Van Eck Securities Corporation, the distributor of the Fund’s Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of the Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund, to the extent used, generally is not expected to lead to a tax event for shareholders that are not being redeemed.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund’s SAI.

Investment Adviser. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to the Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. As of [     ], the Adviser managed approximately $[     ] billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 335 Madison Avenue,19th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s annual report for the period ended September 30, 2012.

For the services provided to the Fund under the Investment Management Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of [ ] %From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2015, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding [ ] % of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Fund (the “Administrator”), and The Bank of New York Mellon is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of the Fund’s portfolio are Hao Hung (Peter) Liao and George Cao. Mr. Liao has been employed by the Adviser since the summer of 2004 as an Analyst. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser. Mr. Cao has been employed by the Adviser since December 2007 as a Senior Analyst. Prior to joining the Adviser, he served as Controller of Operations Administrations Division and Corporate Safety (September 2006–December 2007) for United Airlines. See the Fund’s SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of the Fund.

DETERMINATION OF NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

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The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. Due to the time difference between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value certain of the foreign equity securities held by the Fund except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. Accordingly, the Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect the Fund’s ability to track its Index. With respect to securities that are traded in foreign markets, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Fund are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book- entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund’s SAI. The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

15

Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of the Fund (i.e., the Fund whose shares are expected to trade intraday), that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, that the Fund reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Fund’s best interests, and that the Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of the Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed [at least annually for] the Fund. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax- exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, at least annually, and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions of net investment income, including any net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. After 2012, long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholders’ income exceeds certain threshold amounts. Absent further legislation, the maximum tax rate on long-term capital gains of non-corporate shareholders will generally return to 20% for taxable years beginning after December 31, 2012.

The Fund may receive dividends, the distribution of which the Fund may report as qualified dividends. In the event that the Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

16

Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short- term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that the Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of the Fund’s Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

17

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

INDEX PROVIDER

The Index is published by MSCI. MSCI is a leading provider of investment decision products and services - including indices, portfolio risk and performance analytics, and governance tools - to around 7,500 clients worldwide, headquartered in New York, NY, USA. Presently, MSCI has developed and is maintaining a number of indexes in addition to the Index. MSCI is referred to herein as the “Index Provider.” The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

MSCI EMERGING MARKETS QUALITY INDEX

The Index is based on a traditional market capitalization-weighted parent index, the MSCI Emerging Markets Index (the “Parent Index”), which includes large- and mid-capitalization stocks. The Index aims to capture the performance of quality growth stocks selected from the Parent Index, by identifying stocks with high quality scores based on three main fundamental variables: high return on equity, stable year-over-year earnings growth and low financial leverage. The Index reweights the selected quality growth stocks from the parent index to emphasize stocks with high quality scores. As of June 30, 2013, the Index consisted of companies in 21 countries as follows: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The components of the Index, as well as the countries included, may change over time.

Constituent stocks in the Index must meet the minimum free float market requirements, which are established by calculating the full market capitalization and cumulative coverage of the free float-adjusted market capitalization of the entire eligible universe of securities for the Index. A minimum liquidity level of 15% of 3-month annual traded value ratio (“ATVR”) and 80% of 3-month Frequency of Trading over the last 4 consecutive quarters, as well as 15% of 12-month ATVR are required for the inclusion of a security in the Index. Other screens including a global minimum foreign inclusion requirement, minimum length of trading requirement, and minimum foreign room requirement are then applied to determine a security’s inclusion in the Index.

Securities eligible for inclusion in the Index include all listed equity securities, including REITs and certain income trusts in Canada. Mutual funds, ETFs, equity derivatives, limited partnerships, and most investment trusts are not eligible for inclusion in the Index. Preferred shares that exhibit characteristics of equity securities are generally eligible.

Once the eligible universe of securities for the Index is defined, a quality score for each security is calculated by combining Z scores of three fundamental variables – return on equity, debt to equity, and earnings variability. A fixed number of securities with the highest positive quality scores are selected with an aim to attain high exposure to the quality factor while maintaining sufficient market capitalization and number of securities coverage. Issuer weight is capped at 5%.

The Index is rebalanced on a semi-annual basis, usually as of the close of the last business day of May and November. Fundamental variables are recalculated at the end of April and October and used respectively. The pro forma Index is generally announced nine business days before the effective date.

18

LICENSE AGREEMENT AND DISCLAIMERS

The Adviser has entered into a licensing agreement with MSCI to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required.  Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced operations as of the date of this Prospectus and therefore does not have a financial history.

19

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.marketvectorsetfs.com.

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act may occur. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Other Information

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Dechert LLP serves as counsel to the Trust, including the Fund. [     ] serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Fund’s Registration Statement, including this Prospectus, the Fund’s SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

20

GENERAL INFORMATION (continued)

The SAl and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund’s distributor, at 335 Madison Avenue, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Fund in writing to 335 Madison Avenue, 19th Floor, New York, New York 10017 or by calling 1.888.MKT.VCTR (658-8287).

The Fund’s SAl is available at www.marketvectorsetfs.com.

(Investment Company Act file no. 811-10325)

21

For more detailed information about the Fund, see the SAI dated [     ], 2013, which is incorporated by reference into this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Van Eck at 888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI or the Fund’s annual or semi-annual reports, when available, by visiting the Van Eck website at www.marketvectorsetfs.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC
20549-0102.

Transfer Agent: The Bank of New York Mellon

SEC Registration Number: 333-123257

1940 Act Registration Number: 811-10325	888.MKT.VCTR
[ ]	vaneck.com

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated July 24, 2013

MARKET VECTORS MSCI EMERGING MARKETS QUALITY DIVIDEND ETF

[ LOGO]

[   ], 2013

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors MSCI Emerging Markets Quality Dividend ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MSCI Emerging Markets HDY Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	[ ]%
Other Expenses(a)	[ ]%
Total Annual Fund Operating Expenses(b)	[ ]%
Fee Waivers and Expense Reimbursement(b)	([ ])%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	[ ]%

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(b)	Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding [ ]% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$ [ ]
3	$ [ ]

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is a rules-based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in emerging markets countries.

1

The Index is based on the MSCI Emerging Markets Index (the “Parent Index”), which includes large and mid-cap stocks across 21 emerging market countries. The Index aims to capture the performance of quality growth stocks by identifying stocks with high quality scores based on three main fundamental variables: high return on equity, stable year-over-year earnings growth and low financial leverage. In order to be eligible for the Index, securities must have a dividend yield, which is at least 30% higher than the Parent Index yield, and only securities with reasonable payout and a non-negative 5 year dividends per share growth rate are eligible for inclusion in the Index. Securities eligible for inclusion in the Index include all listed equity securities, excluding real estate investment trusts (“REITs”). Preferred shares that exhibit characteristics of equity securities are generally eligible.

As of June 30, 2013, the Index consisted of companies in 21 countries as follows: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The components of the Index, as well as the countries included, may change over time. The securities in the Index had a market capitalization range of between approximately $[  ] million and $[  ] million and a weighted average market capitalization of $[  ] million. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not purchase all of the securities in the Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of [ ], 2013, the Index was concentrated in the financials, energy and telecommunication services sectors.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Risk of Investing in the Telecommunications Sector. The telecommunications sector includes companies that provide telecommunications services. Because as currently constituted the Index is concentrated in the telecommunications sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

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Risk of Investing in the Financial Services Sector. The financial services sector includes companies engaged in banking, commercial and consumer finance, investment banking, brokerage, asset management, custody or insurance. Because as currently constituted the Index is concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates and by loan losses, which usually increase in economic downturns. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets have caused companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Energy Sector. The energy sector includes companies engaged in the exploration, production and distribution of energy sources and companies that manufacture or provide related equipment or services. Because as currently constituted the Index is concentrated in the energy sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility and the cost of providing the specific utility services. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in Depositary Receipts. Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of medium- capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.

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Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholders may sustain losses.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. Based on the current composition of the Index, the Fund’s assets may be concentrated in the financials, energy and telecommunications sectors; therefore, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The Fund commenced operations on [ ], 2013 and therefore does not have a performance history for a full calendar year. Visit www.marketvectorsetfs.com for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Hao-Hung (Peter) Liao George Cao	Portfolio Manager Portfolio Manager	[ ] 2013 [ ] 2013

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of [ ] Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select a representative sample of securities that collectively have an investment profile similar to the Index. The Adviser seeks to select securities that will have, in the aggregate, investment characteristics, fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to underweight or overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

ADDITIONAL INVESTMENT STRATEGIES

The Fund may invest in securities not included in the Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and certain derivatives, which the Adviser believes will help the Fund track the Index. Convertible securities and depositary receipts not included in the Fund’s Index may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other exchange-traded funds (“ETFs”).

An authorized participant (i.e., a person eligible to place orders with the Distributor (defined below) to create or redeem Creation Units of the Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

BORROWING MONEY

The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. To the extent that the Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its benchmark Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

The Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

LENDING PORTFOLIO SECURITIES

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

RISKS OF INVESTING IN THE FUND

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section along with additional risk information.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s’ Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a

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number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Securities Markets. Securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in emerging countries, the purchase and sale prices for such securities and the timing of purchases and sales. emerging markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on securities markets in emerging market countries have been subject to sharp fluctuations and sudden declines, and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed securities markets. Moreover, securities markets in emerging market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.

Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. Any of these factors, including an outbreak of hostilities, could negatively impact the Fund’s returns. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.

Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

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Also, certain issuers located in emerging market countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

Investment and Repatriation Restrictions. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit the Fund’s ability to track its Index. In addition, the Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, the Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables the Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Available Disclosure About emerging Market Issuers. Issuers located or operating in emerging market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

Foreign Currency Considerations. The Fund’s assets that are invested in equity securities of issuers in emerging market countries will generally be denominated in foreign currencies, and the income received by the Fund from these investments will be principally in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of

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fluctuation. This fluctuation may be due to changes in interest rates, investor’s expectations concerning inflation and interest rates, a foreign country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.

The Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce the Fund’s investment performance and the value of your investment in the Fund. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance.

Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, the Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non- U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, the Fund may be required to release securities before receiving cash payment or may be required to make cash payment prior to receiving

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securities, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.

The Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an authorized participant, the Fund will be required to deliver U.S. dollars to the authorized participant on the settlement date. In the event that the Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, the Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.

In certain emerging market countries, the marketability of quoted shares may be limited due to the restricted opening hours of stock exchanges, and a narrow range of investors and a relatively high proportion of market value may be concentrated in the hands of a relatively small number of shareholders. In addition, because certain emerging market countries’ stock exchanges on which the Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements. Trading volume may be lower on certain emerging market countries’ stock exchanges than on more developed securities markets and equities may be generally less liquid. The infrastructure for clearing, settlement and registration on the primary and secondary markets of certain emerging market countries are less developed than in certain other markets and under certain circumstances this may result in the Fund experiencing delays in settling and/or registering transactions in the markets in which it invests, particularly if the growth of foreign and domestic investment in certain emerging market countries places an undue burden on such investment infrastructure. Such delays could affect the speed with which the Fund can transmit redemption proceeds and may inhibit the initiation and realization of investment opportunities at optimum times.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

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Corporate and Securities Laws. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in emerging market countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Risk of Investing in the Telecommunications Sector. The telecommunications sector includes companies that provide telecommunications services. Because as currently constituted the Index is concentrated in the telecommunications sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in the Financial Services Sector. The financial services sector includes companies engaged in banking, commercial and consumer finance, investment banking, brokerage, asset management, custody or insurance. Because as currently constituted the Index is concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates and by loan losses, which usually increase in economic downturns. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets have caused companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Energy Sector. The energy sector includes companies engaged in the exploration, production and distribution of energy sources and companies that manufacture or provide related equipment or services. Because as currently constituted the Index is concentrated in the energy sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility and the cost of providing the specific utility services. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in Depositary Receipts. Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index.

Risk of Investing in Medium-Capitalization Companies. The Fund may invest in medium- capitalization companies and, therefore, will be subject to certain risks associated with medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of larger companies.

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Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by the Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by the Fund. In addition, the equity securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform its respective Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of its Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in such Index and can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. The Fund’s return may also deviate significantly from the return of its Index because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of its Index. The Fund may not be fully invested at times as a result of reserves of cash held by the Fund to pay expenses In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges on which securities trade, potential adverse tax consequences or other regulatory reasons. Moreover, the Fund may be delayed in purchasing or selling securities included in its Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices) or prices differ from those used in calculating the Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the Fund’s ability to replicate the performance of its Index. In addition, if the Fund utilizes depositary receipts and other derivative instruments that are not included in the Fund’s Index, its return may not correlate as well with the return of its Index as would be the case if the Fund purchased all the securities in the Index directly.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the Fund from one type of security to another in seeking to replicate its Index could have a negative effect on the Fund. Unlike

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with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Non-Diversified Risk. The Fund is a separate investment portfolio of Market Vectors ETF Trust (the “Trust”), which is an open- end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that the Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. Based on the current composition of the Index, the Fund’s assets may be concentrated in the financial services, energy and telecommunications sectors; therefore, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

ADDITIONAL RISKS

Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Certain Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Swaps. The use of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. For example, swap agreements may be subject to the risk of default by a counterparty as a result of bankruptcy or otherwise, which may cause the Fund to lose payments due by such counterparty altogether, or collect only a portion thereof, which collection could involve additional costs or delays. Swap agreements may be subject to liquidity risk, which exists when a particular

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swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund. In addition, a swap transaction may be subject to the Fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options. An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well- conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns

Warrants. Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Futures. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract.

Currency Forwards. A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements. The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

Participation Notes. Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the Fund to counterparty risk, as discussed below.

Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, the Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of its Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in the Fund’s portfolio. The ability of the Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless

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be more difficult for the Fund to accurately assign a daily value to such securities.

Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

No Guarantee of Active Trading Market. The Fund is a newly organized series of the Trust. While Shares are expected to be listed on NYSE Arca, subject to notice of issuance, there can be no assurance that active trading markets for the Shares will be maintained. Van Eck Securities Corporation, the distributor of the Fund’s Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of the Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund, to the extent used, generally is not expected to lead to a tax event for shareholders that are not being redeemed.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund’s SAI.

Investment Adviser. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to the Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. As of [ ], the Adviser managed approximately $[ ] billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 335 Madison Avenue,19th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s annual report for the period ended September 30, 2012.

For the services provided to the Fund under the Investment Management Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of [ ] %From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2015, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding [ ] % of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Fund (the “Administrator”), and The Bank of New York Mellon is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of the Fund’s portfolio are Hao Hung (Peter) Liao and George Cao. Mr. Liao has been employed by the Adviser since the summer of 2004 as an Analyst. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser. Mr. Cao has been employed by the Adviser since December 2007 as a Senior Analyst. Prior to joining the Adviser, he served as Controller of Operations Administrations Division and Corporate Safety (September 2006–December 2007) for United Airlines. See the Fund’s SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of the Fund.

DETERMINATION OF NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

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The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. Due to the time difference between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value certain of the foreign equity securities held by the Fund except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. Accordingly, the Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect the Fund’s ability to track its Index. With respect to securities that are traded in foreign markets, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Fund are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book- entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund’s SAI. The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

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Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of the Fund (i.e., the Fund whose shares are expected to trade intraday), that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, that the Fund reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Fund’s best interests, and that the Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of the Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed [at least annually for] the Fund. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax- exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, at least annually, and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions of net investment income, including any net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. After 2012, long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholders’ income exceeds certain threshold amounts. Absent further legislation, the maximum tax rate on long-term capital gains of non-corporate shareholders will generally return to 20% for taxable years beginning after December 31, 2012.

The Fund may receive dividends, the distribution of which the Fund may report as qualified dividends. In the event that the Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

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Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short- term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that the Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of the Fund’s Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

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The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

INDEX PROVIDER

The Index is published by MSCI. MSCI is a leading provider of investment decision products and services - including indices, portfolio risk and performance analytics, and governance tools - to around 7,500 clients worldwide, headquartered in New York, NY, USA. Presently, MSCI has developed and is maintaining a number of indexes in addition to the Index. MSCI is referred to herein as the “Index Provider.” The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

MSCI EMERGING MARKETS HDY INDEX

The Index is based on a traditional market capitalization-weighted parent index, the MSCI Emerging Markets Index (the “Parent Index”), which includes large- and mid-capitalization stocks. The Index is designed to reflect the performance of equities in the Parent Index (excluding REITs) with higher than average dividend yields that are both sustainable and persistent. The Index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The Index is free float-adjusted market capitalization weighted. As of June 30, 2013, the Index consisted of companies in 21 countries as follows: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The components of the Index, as well as the countries included, may change over time.

Constituent stocks in the Index must meet the minimum free float market requirements, which are established by calculating the full market capitalization and cumulative coverage of the free float-adjusted market capitalization of the entire eligible universe of securities for the Index. A minimum liquidity level of 15% of 3-month annual traded value ratio (“ATVR”)and 80% of 3-month Frequency of Trading over the last 4 consecutive quarters, as well as 15% of 12-month ATVR are required for the inclusion of a security in the Index. . Other screens including a global minimum foreign inclusion requirement, minimum length of trading requirement, and minimum foreign room requirement are then applied to determine a security’s inclusion in the index.

Securities eligible for inclusion in the Index include all listed equity securities, excluding REITs. Mutual funds, ETFs, equity derivatives, limited partnerships, and most investment trusts are not eligible for inclusion in the Index. Preferred shares that exhibit characteristics of equity securities are generally eligible.

Once the eligible universe of securities for the Index is defined, a quality score for each security is calculated by combining z scores of three fundamental variables – return on equity, debt to equity, and earnings variability. A fixed number of securities with the highest positive quality scores are selected with an aim to attain high exposure to the quality factor while maintaining sufficient market capitalization and number of securities coverage. In order to be eligible for the Index, securities must have a dividend yield which is at least 30% higher than the Parent Index yield, and only securities with reasonable payout and a non-negative 5 year dividends per share growth rate are eligible for inclusion in the Index. Issuer weight is capped at 5%. Securities with negative quality z-score are not considered for inclusion in the Index. Existing constituents are excluded from the eligible universe at a rebalance date if their quality z-score is less than -0.5. Issuer weight is capped at 5%.

The Index is rebalanced on a semi-annual basis, usually as of the close of the last business day of May and November. Fundamental variables are recalculated at the end of April and October and used respectively. The pro forma Index is generally announced nine business days before the effective date.

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LICENSE AGREEMENT AND DISCLAIMERS

The Adviser has entered into a licensing agreement with MSCI to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required.  Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced operations as of the date of this Prospectus and therefore does not have a financial history.

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PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.marketvectorsetfs.com.

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act may occur. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Other Information

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Dechert LLP serves as counsel to the Trust, including the Fund. [       ] serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Fund’s Registration Statement, including this Prospectus, the Fund’s SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

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GENERAL INFORMATION (continued)

The SAl and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund’s distributor, at 335 Madison Avenue, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Fund in writing to 335 Madison Avenue, 19th Floor, New York, New York 10017 or by calling 1.888.MKT.VCTR (658-8287).

The Fund’s SAl is available at www.marketvectorsetfs.com.

(Investment Company Act file no. 811-10325)

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For more detailed information about the Fund, see the SAI dated [      ], 2013, which is incorporated by reference into this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Van Eck at 888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI or the Fund’s annual or semi-annual reports, when available, by visiting the Van Eck website at www.marketvectorsetfs.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon
SEC Registration Number: 333-123257
1940 Act Registration Number: 811-10325	888.MKT.VCTR
[ ]	vaneck.com

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The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated July 24, 2013

MARKET VECTORS MSCI INTERNATIONAL QUALITY ETF

[ LOGO]

[ ], 2013

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors MSCI International Quality ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MSCI ACWI ex USA Quality Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	[ ]	%
Other Expenses(a)	[ ]	%
Total Annual Fund Operating Expenses(b)	[ ]	%
Fee Waivers and Expense Reimbursement(b)	([ ]	)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	[ ]	%

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(b)	Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding [ ]% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $ 10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$ [ ]
3	$ [ ]

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is a rules-based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in developed and emerging markets countries.

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The Index is based on the MSCI ACWI ex USA Index (the “Parent Index”), which includes large and mid-cap stocks across 44 countries. The index aims to capture the performance of quality growth stocks by identifying stocks with high quality scores based on three main fundamental variables: high return on equity, stable year-over-year earnings growth and low financial leverage. Securities eligible for inclusion in the Index include all listed equity securities, including real estate investment trusts (“REITs”) and certain income trusts in Canada. Preferred shares that exhibit characteristics of equity securities are generally eligible.

As of June 30, 2013, the Index consisted of companies in 44 countries as follows: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, and the UK. The components of the Index, as well as the countries included, may change over time. The securities in the Index had a market capitalization range of between approximately $[ ] million and $[ ] million and a weighted average market capitalization of $[ ] million. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not purchase all of the securities in the Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of [ ], 2013, the Index was concentrated in the healthcare and consumer staples sectors.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Risk of Investing in the Health Care Sector. The health care sector includes companies that manufacture health care equipment and supplies or provide health care-related services, as well as those that are involved in the research, development, production and marketing of pharmaceuticals and biotechnology. Because as currently constituted the Index is concentrated in the health care sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the healthcare sector may be

2

affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, demand for services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies, general and local economic conditions, expenses (including malpractice insurance premiums), competition among health care providers and other market developments. A major source of revenues for the health care sector is payments from Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Many healthcare companies are dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, are heavily dependent on patent protection and are subject to extensive litigation based on intellectual property, product liability and similar claims, and the profitability of such companies may be affected significantly by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights and the expenses and losses from litigation.

Risk of Investing in the Consumer Staples Sector. The consumer staples sector includes, among others, manufacturers and distributors of food, beverages and tobacco, food and drug retailers and products of non-durable household goods and consumer products. Because as currently constituted the Index is concentrated in the consumer staples sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in Depositary Receipts. Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of medium- capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform its respective Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in such Index and can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political

3

developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholders may sustain losses.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. Based on the current composition of the Index, the Fund’s assets may be concentrated in the healthcare and consumer staples sectors; therefore, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The Fund commenced operations on [ ], 2013 and therefore does not have a performance history for a full calendar year. Visit www.marketvectorsetfs.com for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Hao-Hung (Peter) Liao George Cao	Portfolio Manager Portfolio Manager	[ ] 2013 [ ] 2013

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SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES AND TAXES

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of [ ] Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select a representative sample of securities that collectively have an investment profile similar to the Index. The Adviser seeks to select securities that will have, in the aggregate, investment characteristics, fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to underweight or overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

ADDITIONAL INVESTMENT STRATEGIES

The Fund may invest in securities not included in the Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and certain derivatives, which the Adviser believes will help the Fund track the Index. Convertible securities and depositary receipts not included in the Fund’s Index may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other exchange-traded funds (“ETFs”).

An authorized participant (i.e., a person eligible to place orders with the Distributor (defined below) to create or redeem Creation

Units of the Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

BORROW ING MONEY

The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. To the extent that the Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its benchmark Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

The Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

LENDING PORTFOLIO SECURITIES

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

RISKS OF INVESTING IN THE FUND

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section along with additional risk information.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

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ADDITIONAL INFORMATION ABOUT THE FUND’ INVESTMENT STRATEGIES AND RISKS (continued)

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Securities Markets. Securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in emerging countries, the purchase and sale prices for such securities and the timing of purchases and sales. emerging markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on securities markets in emerging market countries have been subject to sharp fluctuations and sudden declines, and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed securities markets. Moreover, securities markets in emerging market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.

Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. Any of these factors, including an outbreak of hostilities, could negatively impact the Fund’s returns. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.

Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

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Also, certain issuers located in emerging market countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

Investment and Repatriation Restrictions. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit the Fund’s ability to track its Index. In addition, the Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, the Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables the Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Available Disclosure About emerging Market Issuers. Issuers located or operating in emerging market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

Foreign Currency Considerations. The Fund’s assets that are invested in equity securities of issuers in emerging market countries will generally be denominated in foreign currencies, and the income received by the Fund from these investments will be principally in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of

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fluctuation. This fluctuation may be due to changes in interest rates, investor’s expectations concerning inflation and interest rates, a foreign country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.

The Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce the Fund’s investment performance and the value of your investment in the Fund. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance.

Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, the Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non- U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, the Fund may be required to release securities before receiving cash payment or may be required to make cash payment prior to receiving

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securities, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.

The Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an authorized participant, the Fund will be required to deliver U.S. dollars to the authorized participant on the settlement date. In the event that the Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, the Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.

In certain emerging market countries, the marketability of quoted shares may be limited due to the restricted opening hours of stock exchanges, and a narrow range of investors and a relatively high proportion of market value may be concentrated in the hands of a relatively small number of shareholders. In addition, because certain emerging market countries’ stock exchanges on which the Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements. Trading volume may be lower on certain emerging market countries’ stock exchanges than on more developed securities markets and equities may be generally less liquid. The infrastructure for clearing, settlement and registration on the primary and secondary markets of certain emerging market countries are less developed than in certain other markets and under certain circumstances this may result in the Fund experiencing delays in settling and/or registering transactions in the markets in which it invests, particularly if the growth of foreign and domestic investment in certain emerging market countries places an undue burden on such investment infrastructure. Such delays could affect the speed with which the Fund can transmit redemption proceeds and may inhibit the initiation and realization of investment opportunities at optimum times.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

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Corporate and Securities Laws. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in emerging market countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Risk of Investing in the Health Care Sector. The health care sector includes companies that manufacture health care equipment and supplies or provide health care-related services, as well as those that are involved in the research, development, production and marketing of pharmaceuticals and biotechnology. Because as currently constituted the Index is concentrated in the health care sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, demand for services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies, general and local economic conditions, expenses (including malpractice insurance premiums), competition among health care providers and other market developments. A major source of revenues for the health care sector is payments from Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Many healthcare companies are dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, are heavily dependent on patent protection and are subject to extensive litigation based on intellectual property, product liability and similar claims, and the profitability of such companies may be affected significantly by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights and the expenses and losses from litigation.

Risk of Investing in the Consumer Staples Sector. The consumer staples sector includes, among others, manufacturers and distributors of food, beverages and tobacco, food and drug retailers and products of non-durable household goods and consumer products. Because as currently constituted the Index is concentrated in the consumer staples sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in Depositary Receipts. Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index.

Risk of Investing in Medium-Capitalization Companies. The Fund may invest in and medium- capitalization companies and, therefore, will be subject to certain risks associated with medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of larger companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic

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conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by the Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by the Fund. In addition, the equity securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform its respective Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of its Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index. The Fund’s return may also deviate significantly from the return of its Index because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of its Index. The Fund may not be fully invested at times as a result of reserves of cash held by the Fund to pay expenses In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges on which securities trade, potential adverse tax consequences or other regulatory reasons. Moreover, the Fund may be delayed in purchasing or selling securities included in its Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices) or prices differ from those used in calculating the Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the Fund’s ability to replicate the performance of its Index. In addition, if the Fund utilizes depositary receipts and other derivative instruments that are not included in the Fund’s Index, its return may not correlate as well with the return of its Index as would be the case if the Fund purchased all the securities in the Index directly.

[Replication Management Risk. Unlike many investment companies, the Fund are not “actively” managed. Therefore, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the Fund from one type of security to another in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.]

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. If

12

a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s NAV.

ADDITIONAL INFORMATION ABOUT THE FUND’ INVESTMENT STRATEGIES AND RISKS (continued)

Non-Diversified Risk. The Fund is a separate investment portfolio of Market Vectors ETF Trust (the “Trust”), which is an open- end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that the Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. Based on the current composition of the Index, the Fund’s assets may be concentrated in the healthcare and consumer staples sectors; therefore, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

ADDITIONAL RISKS

Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Certain Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Swaps. The use of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. For example, swap agreements may be subject to the risk of default by a counterparty as a result of bankruptcy or otherwise, which may cause the Fund to lose payments due by such counterparty altogether, or collect only a portion thereof, which collection could involve additional costs or delays. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund. In addition, a swap transaction may be subject to the Fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options. An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option

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writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well- conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns

Warrants. Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Futures. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract.

Currency Forwards. A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements. The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

Participation Notes. Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the Fund to counterparty risk, as discussed below.

Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, the Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of its Index to which the Fund is gaining exposure through the use of P-Notes.

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Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in the Fund’s portfolio. The ability of the Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.

Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

No Guarantee of Active Trading Market. The Fund is a newly organized series of the Trust. W hile Shares are expected to be listed on NYSE Arca, subject to notice of issuance, there can be no assurance that active trading markets for the Shares will be maintained. Van Eck Securities Corporation, the distributor of the Fund’s Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of the Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund, to the extent used, generally is not expected to lead to a tax event for shareholders that are not being redeemed.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund’s SAI.

Investment Adviser. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to the Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. As of [   ], the Adviser managed approximately $[ ] billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 335 Madison Avenue,19th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s annual report for the period ended September 30, 2012.

For the services provided to the Fund under the Investment Management Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of [ ] %From time to time, the Adviser may waive all or a portion of its fee. Until at least [ ], 2015, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding [ ] % of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Fund (the “Administrator”), and The Bank of New York Mellon is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of the Fund’s portfolio are Hao Hung (Peter) Liao and George Cao. Mr. Liao has been employed by the Adviser since the summer of 2004 as an Analyst. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser. Mr. Cao has been employed by the Adviser since December 2007 as a Senior Analyst. Prior to joining the Adviser, he served as Controller of Operations Administrations Division and Corporate Safety (September 2006–December 2007) for United Airlines. See the Fund’s SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of the Fund.

DETERMINATION OF NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current

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market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. Due to the time difference between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value certain of the foreign equity securities held by the Fund except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. Accordingly, the Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect the Fund’s ability to track its Index. With respect to securities that are traded in foreign markets, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Fund are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book- entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund’s SAI. The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of the Fund (i.e., the Fund whose shares are expected to trade intraday), that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, that the Fund reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Fund’s best interests, and that the Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to

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impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of the Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed [at least annually for] the Fund. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund’s investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax- exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, at least annually, and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions of net investment income, including any net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. After 2012, long-term capital gains of non- corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholders’ income exceeds certain threshold amounts. Absent further legislation, the maximum tax rate on long-term capital gains of non-corporate shareholders will generally return to 20% for taxable years beginning after December 31, 2012.

The Fund may receive dividends, the distribution of which the Fund may report as qualified dividends. In the event that the Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

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Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short- term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that the Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of the Fund’s Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

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The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

INDEX PROVIDER

The Index is published by MSCI. MSCI is a leading provider of investment decision products and services - including indices, portfolio risk and performance analytics, and governance tools - to around 7,500 clients worldwide, headquartered in New York, NY, USA.. Presently, MSCI has developed and is maintaining a number of indexes in addition to the Index. MSCI is referred to herein as the “Index Provider.” The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

ACWI EX USA QUALITY INDEX

The Index is based on a traditional market capitalization-weighted parent index, the MSCI ACWI ex USA Index (the “Parent Index”), which includes large- and mid-capitalization stocks. The Index aims to capture the performance of quality growth stocks selected from the Parent Index, by identifying stocks with high quality scores based on three main fundamental variables: high return on equity, stable year-over-year earnings growth and low financial leverage. The Index reweights the selected quality growth stocks from the parent index to emphasize stocks with high quality scores. As of June 30, 2013, the Index consisted of companies in 44 countries as follows: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland , Taiwan, Thailand, Turkey, and the UK. The components of the Index, as well as the countries included, may change over time.

Constituent stocks in the Index must meet the minimum free float market requirements, which are established by calculating the full market capitalization and cumulative coverage of the free float -adjusted market capitalization of the entire eligible universe of securities for the Index. A minimum liquidity level of 20% of 3-month annual traded value ratio (ATVR) and 90% of 3-month Frequency of Trading over the last four consecutive quarters, as well as 20% of 12 -month ATVR are required for the inclusion of a Developed Market security in the Index. A minimum liquidity level of 15% of 3-month ATVR and 80% of 3‐month Frequency of Trading over the last 4 consecutive quarters, as well as 15% of 12-month ATVR are required for the inclusion of an Emerging Market security in the index. Other screens including a global minimum foreign inclusion requirement, minimum length of trading requirement, and minimum foreign room requirement are then applied to determine a security’s inclusion in the Index.

Securities eligible for inclusion in the Index include all listed equity securities, including REITs and certain income trusts in Canada. Mutual funds, ETFs, equity derivatives, limited partnerships, and most investment trusts are not eligible for inclusion in the Index. Preferred shares that exhibit characteristics of equity securities are generally eligible.

Once the eligible universe of securities for the Index is defined, a quality score for each security is calculated by combining z scores of three fundamental variables – return on equity, debt to equity, and earnings variability. A fixed number of securities with the highest positive quality scores are selected with an aim to attain high exposure to the quality factor while maintaining sufficient market capitalization and number of securities coverage. Issuer weight is capped at 5%.

The Index is rebalanced on a semi-annual basis, usually as of the close of the last business day of May and November. Fundamental variables are recalculated at the end of April and October and used respectively. The pro forma Index is generally announced nine business days before the effective date

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LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with MSCI to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required.  Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced operations as of the date of this Prospectus and therefore does not have a financial history.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.marketvectorsetfs.com.

21

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act may occur. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Other Information

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Dechert LLP serves as counsel to the Trust, including the Fund. [     ] serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Fund’s Registration Statement, including this Prospectus, the Fund’s SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, W ashington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

22

GENERAL INFORMATION (continued)

The SAl and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund’s distributor, at 335 Madison Avenue, New York, New York 10017 or by calling the distributor at the following number: Investor Information:

1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Fund in writing to 335 Madison Avenue, 19th Floor, New York, New York 10017 or by calling

1.888.MKT.VCTR (658-8287).

The Fund’s SAl is available at www.marketvectorsetfs.com.

(Investment Company Act file no. 811-10325)

23

For more detailed information about the Fund, see the SAI dated [ ], 2013, which is incorporated by reference into this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Van Eck at 888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI or the Fund’s annual or semi-annual reports, when available, by visiting the Van Eck website at www.marketvectorsetfs.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon

SEC Registration Number: 333-123257

1940 Act Registration Number: 811-10325	888.MKT.VCTR
[ ]	vaneck.com

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated July 24, 2013

MARKET VECTORS MSCI INTERNATIONAL QUALITY DIVIDEND ETF

[ LOGO]

[  ], 2013

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Market Vectors MSCI International Quality Dividend ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MSCI ACWI ex USA HDY Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	[ ]	%
Other Expenses(a)	[ ]	%
Total Annual Fund Operating Expenses(b)	[ ]	%
Fee Waivers and Expense Reimbursement(b)	([ ]	)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	[ ]	%

(a)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(b)	Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding [ ]% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$ [ ]
3	$ [ ]

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is a rules-based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in developed and emerging markets countries.

1

The Index is based on the MSCI ACWI ex USA Index (the “Parent Index”) which includes large and mid-cap stocks across 44 countries. The Index aims to capture the performance of quality growth stocks by identifying stocks with high quality scores based on three main fundamental variables: high return on equity, stable year-over-year earnings growth and low financial leverage. In order to be eligible for the Index, securities must have a dividend yield, which is at least 30% higher than the Parent Index yield, and only securities with reasonable payout and a non-negative 5 year dividends per share growth rate are eligible for inclusion in the Index. Securities eligible for inclusion in the Index include all listed equity securities, excluding real estate investment trusts (“REITs”). Preferred shares that exhibit characteristics of equity securities are generally eligible.

As of the date of this Prospectus, the Index included approximately 450 equity securities from the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, and the United Kingdom. The securities in the Index had a market capitalization range of between approximately $[  ] million and $[  ] million and a weighted average market capitalization of $[  ] million. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation. Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not purchase all of the securities in the Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of [  ], 2013, the Index was concentrated in the telecommunications and financial services sectors.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Risk of Investing in the Telecommunications Sector. The telecommunications sector includes companies that provide telecommunications services. Because as currently constituted the Index is concentrated in the telecommunications sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

2

Risk of Investing in the Financial Services Sector. The financial services sector includes companies engaged in banking, commercial and consumer finance, investment banking, brokerage, asset management, custody or insurance. Because as currently constituted the Index is concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates and by loan losses, which usually increase in economic downturns. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets have caused companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in Depositary Receipts. Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of Medium- capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform its respective Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. The Fund is expected to value certain of its investments based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

3

Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholders may sustain losses.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. Based on the current composition of the Index, the Fund’s assets may be concentrated in the telecommunications and financial services sectors; therefore, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The Fund commenced operations on [ ], 2013 and therefore does not have a performance history for a full calendar year. Visit www.marketvectorsetfs.com for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	[ ] 2013
George Cao	Portfolio Manager	[ ] 2013

4

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES AND TAXES

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of [  ] Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

5

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select a representative sample of securities that collectively have an investment profile similar to the Index. The Adviser seeks to select securities that will have, in the aggregate, investment characteristics, fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to underweight or overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

ADDITIONAL INVESTMENT STRATEGIES

The Fund may invest in securities not included in the Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and certain derivatives, which the Adviser believes will help the Fund track the Index. Convertible securities and depositary receipts not included in the Fund’s Index may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other exchange-traded funds (“ETFs”).

An authorized participant (i.e., a person eligible to place orders with the Distributor (defined below) to create or redeem Creation Units of the Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

BORROWING MONEY

The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. To the extent that the Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its benchmark Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

The Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

LENDING PORTFOLIO SECURITIES

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

RISKS OF INVESTING IN THE FUND

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section along with additional risk information.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s’ Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund.

6

ADDITIONAL INFORMATION ABOUT THE FUND’ INVESTMENT STRATEGIES AND RISKS (continued)

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Securities Markets. Securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in emerging countries, the purchase and sale prices for such securities and the timing of purchases and sales. emerging markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on securities markets in emerging market countries have been subject to sharp fluctuations and sudden declines, and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed securities markets. Moreover, securities markets in emerging market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.

Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. Any of these factors, including an outbreak of hostilities, could negatively impact the Fund’s returns. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.

Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

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Also, certain issuers located in emerging market countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

Investment and Repatriation Restrictions. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit the Fund’s ability to track its Index. In addition, the Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, the Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables the Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Available Disclosure About emerging Market Issuers. Issuers located or operating in emerging market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

Foreign Currency Considerations. The Fund’s assets that are invested in equity securities of issuers in emerging market countries will generally be denominated in foreign currencies, and the income received by the Fund from these investments will be principally in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of

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fluctuation. This fluctuation may be due to changes in interest rates, investor’s expectations concerning inflation and interest rates, a foreign country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.

The Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce the Fund’s investment performance and the value of your investment in the Fund. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance.

Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, the Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non- U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, the Fund may be required to release securities before receiving cash payment or may be required to make cash payment prior to receiving

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securities, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.

The Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an authorized participant, the Fund will be required to deliver U.S. dollars to the authorized participant on the settlement date. In the event that the Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, the Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.

In certain emerging market countries, the marketability of quoted shares may be limited due to the restricted opening hours of stock exchanges, and a narrow range of investors and a relatively high proportion of market value may be concentrated in the hands of a relatively small number of shareholders. In addition, because certain emerging market countries’ stock exchanges on which the Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements. Trading volume may be lower on certain emerging market countries’ stock exchanges than on more developed securities markets and equities may be generally less liquid. The infrastructure for clearing, settlement and registration on the primary and secondary markets of certain emerging market countries are less developed than in certain other markets and under certain circumstances this may result in the Fund experiencing delays in settling and/or registering transactions in the markets in which it invests, particularly if the growth of foreign and domestic investment in certain emerging market countries places an undue burden on such investment infrastructure. Such delays could affect the speed with which the Fund can transmit redemption proceeds and may inhibit the initiation and realization of investment opportunities at optimum times.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

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Corporate and Securities Laws. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in emerging market countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Risk of Investing in the Telecommunications Sector. The telecommunications sector includes companies that provide telecommunications services. Because as currently constituted the Index is concentrated in the telecommunications sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in the Financial Services Sector. The financial services sector includes companies engaged in banking, commercial and consumer finance, investment banking, brokerage, asset management, custody or insurance. Because as currently constituted the Index is concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates and by loan losses, which usually increase in economic downturns. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets have caused companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in Depositary Receipts. Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Index, may negatively affect the Fund’s ability to replicate the performance of the Index.

Risk of Investing in Medium-Capitalization Companies. The Fund may invest in medium- capitalization companies and, therefore, will be subject to certain risks associated with medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of larger companies.

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ADDITIONAL INFORMATION ABOUT THE FUND’ INVESTMENT STRATEGIES AND RISKS (continued)

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by the Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by the Fund. In addition, the equity securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform its respective Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk. The Fund’s return may not match the return of its Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in such Index and can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. The Fund’s return may also deviate significantly from the return of its Index because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of its Index. The Fund may not be fully invested at times as a result of reserves of cash held by the Fund to pay expenses. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges on which securities trade, potential adverse tax consequences or other regulatory reasons. Moreover, the Fund may be delayed in purchasing or selling securities included in its Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices) or prices differ from those used in calculating the Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the Fund’s ability to replicate the performance of its Index. In addition, if the Fund utilizes depositary receipts and other derivative instruments that are not included in the Fund’s Index, its return may not correlate as well with the return of its Index as would be the case if the Fund purchased all the securities in the Index directly.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the Fund from one type of security to another in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

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Premium/Discount Risk. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Non-Diversified Risk. The Fund is a separate investment portfolio of Market Vectors ETF Trust (the “Trust”), which is an open- end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that the Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. Based on the current composition of the Index, the Fund’s assets may be concentrated in the telecommunications and financial services sectors; therefore, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

ADDITIONAL RISKS

Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Certain Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Fund invested directly in the underlying securities.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a r esult, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time.

Swaps. The use of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. For example, swap agreements may be subject to the risk of default by a counterparty as a result of bankruptcy or otherwise, which may cause the Fund to lose payments due by such counterparty altogether, or collect only a portion thereof, which collection could involve additional costs or delays. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund. In addition, a swap transaction may be subject to the Fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Options. An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well- conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Warrants. Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Futures. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract.

Currency Forwards. A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements. The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

Participation Notes. Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the Fund to counterparty risk, as discussed below.

Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, the Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of its Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in the Fund’s portfolio. The ability of the Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.

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Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

No Guarantee of Active Trading Market. The Fund is a newly organized series of the Trust. W hile Shares are expected to be listed on NYSE Arca, subject to notice of issuance, there can be no assurance that active trading markets for the Shares will be maintained. Van Eck Securities Corporation, the distributor of the Fund’s Shares (the “Distributor”), does not maintain a secondary market in the Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of the Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund, to the extent used, generally is not expected to lead to a tax event for shareholders that are not being redeemed.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund’s SAI.

Investment Adviser. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to the Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. As of [  ], the Adviser managed approximately $[  ] billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 335 Madison Avenue,19th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s annual report for the period ended September 30, 2012.

For the services provided to the Fund under the Investment Management Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of [  ] %From time to time, the Adviser may waive all or a portion of its fee. Until at least [  ], 2015, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding [  ] % of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Fund (the “Administrator”), and The Bank of New York Mellon is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of the Fund’s portfolio are Hao Hung (Peter) Liao and George Cao. Mr. Liao has been employed by the Adviser since the summer of 2004 as an Analyst. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser. Mr. Cao has been employed by the Adviser since December 2007 as a Senior Analyst. Prior to joining the Adviser, he served as Controller of Operations Administrations Division and Corporate Safety (September 2006–December 2007) for United Airlines. See the Fund’s SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of the Fund.

DETERMINATION OF NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”). Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

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The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. Due to the time difference between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value certain of the foreign equity securities held by the Fund except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. Accordingly, the Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect the Fund’s ability to track its Index. With respect to securities that are traded in foreign markets, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Fund are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book- entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund’s SAI. The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

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Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees considered the nature of the Fund (i.e., the Fund whose shares are expected to trade intraday), that the Adviser monitors the trading activity of authorized participants for patterns of abusive trading, that the Fund reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Fund’s best interests, and that the Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of the Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed [ at least annually for] the Fund. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax- exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, at least annually, and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions of net investment income, including any net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. After 2012, long-term capital gains of non- corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholders’ income exceeds certain threshold amounts. Absent further legislation, the maximum tax rate on long-term capital gains of non-corporate shareholders will generally return to 20% for taxable years beginning after December 31, 2012.

The Fund may receive dividends, the distribution of which the Fund may report as qualified dividends. In the event that the Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

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Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short- term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that the Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of the Fund’s Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

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The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

INDEX PROVIDER

The Index is published by MSCI. MSCI is a leading provider of investment decision products and services - including indices, portfolio risk and performance analytics, and governance tools - to around 7,500 clients worldwide, headquartered in New York, NY, USA. Presently, MSCI has developed and is maintaining a number of indexes in addition to the Index. MSCI is referred to herein as the “Index Provider.” The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

MSCI ACWI ex USA HDY INDEX

The Index is based on a traditional market capitalization-weighted parent index, the MSCI ACWI ex USA Index (the “Parent Index”), which includes large- and mid-capitalization stocks. The Index is designed to reflect the performance of equities in the Parent Index (excluding REITs) with higher than average dividend yields that are both sustainable and persistent. The Index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The Index is free float-adjusted market capitalization weighted. As of June 30, 2013, the Index consisted of companies in 44 countries as follows: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, and the UK. The components of the Index, as well as the countries included, may change over time.

Constituent stocks in the Index must meet the minimum free float market requirements, which are established by calculating the full market capitalization and cumulative coverage of the free float-adjusted market capitalization of the entire eligible universe of securities for the Index. A minimum liquidity level of 20% of 3-month annual traded value ratio (“ATVR”) and 90% of 3-month Frequency of Trading over the last four consecutive quarters, as well as 20% of 12-month ATVR are required for the inclusion of a Developed Market security in the Index. A minimum liquidity level of 15% of 3‐month ATVR and 80% of 3‐month Frequency of Trading over the last 4 consecutive quarters, as well as 15% of 12‐month ATVR are required for the inclusion of an Emerging Market security in the index. Other screens including a global minimum foreign inclusion requirement, minimum length of trading requirement, and minimum foreign room requirement are then applied to determine a security’s inclusion in the Index.

Securities eligible for inclusion in the Index include all listed equity securities, excluding REITs. Mutual funds, ETFs, equity derivatives, limited partnerships, and most investment trusts are not eligible for inclusion in the Index. Preferred shares that exhibit characteristics of equity securities are generally eligible.

Once the eligible universe of securities for the Index is defined, a quality score for each security is calculated by combining z scores of three fundamental variables – return on equity, debt to equity, and earnings variability. A fixed number of securities with the highest positive quality scores are selected with an aim to attain high exposure to the quality factor while maintaining sufficient market capitalization and number of securities coverage. In order to be eligible for the Index, securities must have a dividend yield which is at least 30% higher than the Parent Index yield, and only securities with reasonable payout and a non-negative 5 year dividends per share growth rate are eligible for inclusion in the Index. Issuer weight is capped at 5%.Securities with negative quality z-score are not considered for inclusion in the Index. Existing constituents are excluded from the eligible universe at a rebalance date if their quality z-score is less than -0.5. Issuer weight is capped at 5%.

The Index is rebalanced on a semi-annual basis, usually as of the close of the last business day of May and November. Fundamental variables are recalculated at the end of April and October and used respectively. The pro forma Index is generally announced nine business days before the effective date.

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LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with MSCI to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required.  Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced operations as of the date of this Prospectus and therefore does not have a financial history.

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PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, as applicable, can be found at www.marketvectorsetfs.com.

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act may occur. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Other Information

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Dechert LLP serves as counsel to the Trust, including the Fund. [   ] serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Fund’s Registration Statement, including this Prospectus, the Fund’s SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

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GENERAL INFORMATION (continued)

The SAl and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund’s distributor, at 335 Madison Avenue, New York, New York 10017 or by calling the distributor at the following number: Investor Information:

1.888.MKT.VCTR (658-8287).

Shareholder inquiries may be directed to the Fund in writing to 335 Madison Avenue, 19th Floor, New York, New York 10017 or by calling

1.888.MKT.VCTR (658-8287).

The Fund’s SAl is available at www.marketvectorsetfs.com.

(Investment Company Act file no. 811-10325)

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For more detailed information about the Fund, see the SAI dated [   ], 2013, which is incorporated by reference into this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Call Van Eck at 888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI or the Fund’s annual or semi-annual reports, when available, by visiting the Van Eck website at www.marketvectorsetfs.com.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon

SEC Registration Number: 333-123257

1940 Act Registration Number: 811-10325	888.MKT.VCTR
[ ]	vaneck.com

The information in this Statement of Additional Information is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information dated July 24, 2013

MARKET VECTORS ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated [     ]

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses dated [     ], 2013 (each a “Prospectus” and, together, the “Prospectuses”) for the Market Vectors ETF (the “Trust”), relating to the series of the Trust listed below, as they may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
Market Vectors MSCI Emerging Markets Quality ETF	NYSE Arca, Inc.	[ ]
Market Vectors MSCI Emerging Markets Quality Dividend ETF	NYSE Arca, Inc.	[ ]
Market Vectors MSCI International Quality ETF	NYSE Arca, Inc.	[ ]
Market Vectors MSCI International Quality Dividend ETF	NYSE Arca, Inc.	[ ]

A copy of each Prospectus may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted.

TABLE OF CONTENTS

(continued)

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GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of [ ] investment portfolios. This SAI relates to four investment portfolios, Market Vectors MSCI Emerging Markets Quality ETF, Market Vectors MSCI Emerging Markets Quality Dividend ETF, Market Vectors MSCI International Quality ETF and Market Vectors MSCI International Quality Dividend ETF (each, a “Fund” and, together, the “Funds”). Each Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units, and generally in exchange for specified securities held by each Fund and a specified cash payment. The Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”), and trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of [ ] shares of each Fund. The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements).

INVESTMENT POLICIES AND RESTRICTIONS

Repurchase Agreements

The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that Van Eck Associates Corporation (the “Adviser”) believes to be representative of each Fund’s respective benchmark index (each, an “Index”).

An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.

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Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts may not be currently available for the Index of each Fund.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

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Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Except as otherwise specified in the Prospectuses or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from “leveraging” its securities holdings. When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position, as part of a complex stock replication strategy the Fund will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps

Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain over-the-counter (“OTC”) derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and Securities and Exchange Commission (“SEC”) recently defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.

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Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards

A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

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Participation Notes

All Funds. Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Future Developments

The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Funds, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser.

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Investment Restrictions

The Board has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.	Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.	Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.	Each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

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1.	Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

2.	Make short sales of securities.

3.	Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

4.	Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

5.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

Each Fund may invest in securities not included in its respective index, money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

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SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectuses under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectuses.

General

Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in each Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

In the event that the securities in a Fund’s Index are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its respective Index.

An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. It is also possible that for periods of time, a Fund may not fully replicate the

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performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair each Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.

Each Fund has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”). Therefore, neither the Funds nor the Adviser (with respect to each Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA.

Each Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

Shares are subject to the risks of an investment in a portfolio of equity securities in an economic sector or industry in which a Fund’s Index is highly concentrated. In addition, because it is the policy of each Fund to generally invest in the securities that comprise its respective Index, the portfolio of securities held by such Fund (“Fund Securities”) also will be concentrated in that economic sector or industry.

U.S. Federal Tax Treatment of Futures Contracts

Each Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for a Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Fund distributes to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

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EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectuses under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectuses.

The Shares of each Fund are traded in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of a Fund’s respective Index or portfolio of securities on which the Funds is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

As in the case of other securities traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of the Funds on a per Share basis, an updated Indicative Per Share Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities. As the respective international local markets close, the Indicative Per Share Portfolio Value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. The Funds are not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value and make no warranty as to the accuracy of the Indicative Per Share Portfolio Value.

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BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Sidebottom, business and financial experience, particularly in the investment management industry, and service as partner and/or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president and chief executive officer of SmartBrief Inc., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including the Adviser, Van Eck Securities Corporation, and Van Eck Absolute Return Advisers Corporation. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, and do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

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Independent Trustees

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
David H. Chow, 55*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	51	Director, Forward Management LLC and Audit Committee Chairman; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council; Secretary and Board Member of the CFA Society of Stamford.
R. Alastair Short, 59*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	61	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.
Peter J. Sidebottom, 50*†	Trustee	Since 2012	Partner, Bain & Company (management consulting firm), April 2012 to present; Executive Vice President and Senior Operating Committee	51	Board Member, Special Olympics, New Jersey, November 2011 to present; Director, The
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Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
			Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012; Executive Vice President, Wachovia Corporation (financial services firm), December 2007 to February 2009.		Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012.
Richard D. Stamberger, 54*†	Trustee	Since 2006	President and CEO, SmartBrief, Inc. (media company).	61	None.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Jan F. van Eck, 49[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	51	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
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Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Russell G. Brennan, 48	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.
Charles T. Cameron, 53	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
Simon Chen, 41	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).
John J. Crimmins, 55	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.
Eduardo Escario, 37	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).
Lars Hamich, 44	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).
Wu-Kwan Kit, 32	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 – 2011); University of Pennsylvania Law School (August 2004 – May 2007).
Susan C. Lashley, 58	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 33	Assistant Vice	Since 2008	Assistant Vice President, Associate General
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Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
	President and Assistant Secretary		Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.
Joseph J. McBrien, 65	Senior Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer	Senior Vice President, Secretary and Chief Legal Officer (Since 2006); Chief Compliance Officer (Since 2013)	Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.
Ferat Oeztuerk, 30	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).
Jonathan R. Simon, 38	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2006); Officer of other investment companies advised by the Adviser.
Bruce J. Smith, 58	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

The Board of the Trust met five times during the fiscal year ended December 31, 2012.

The Board has an Audit Committee consisting of four Trustees who are Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee and each of Messrs. Chow, Short and Stamberger have been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2012.

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The Board also has a Nominating and Corporate Governance Committee consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2012.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

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[The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund as of [     ], 2013.]

For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Market Vectors MSCI Emerging Markets Quality ETF (As of December 31, 2013)	Dollar Range of Equity Securities in Market Vectors MSCI Emerging Markets Quality Dividend ETF (As of December 31, 2013)	Dollar Range of Equity Securities in Market Vectors MSCI International Quality ETF (As of December 31, 2013)	Dollar Range of Equity Securities in Market Vectors MSCI International Quality Dividend ETF (As of December 31, 2013)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	None	None	None	None

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

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Remuneration of Trustees

The Trust pays each Independent Trustee an annual retainer of $80,000, a per meeting fee of $15,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $7,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $45,500, the Chairman of the Audit Committee an annual retainer of $19,500 and the Chairman of the Governance Committee an annual retainer of $13,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ended December 31, 2012. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)
David H. Chow	$193,000	$185,500	N/A	N/A	$193,000
R. Alastair Short	$167,000	$0	N/A	N/A	$267,000
Peter J. Sidebottom	$39,130	$0	N/A	N/A	$39,130
Richard D. Stamberger	$160,500	$80,250	N/A	N/A	$270,500
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck VIP Trust and the Trust.
(2)	Because the funds of the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.
(3)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q is available through the Funds’ website, at www.vaneck.com or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017.

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CODE OF ETHICS

The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund on the day that the Personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at www.vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

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MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Management of the Funds.”

Investment Adviser

Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

The Adviser serves as investment adviser to each of the Funds pursuant to an investment management agreement between the Trust and the Adviser (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

Compensation. As compensation for its services under each Investment Management Agreement, the Adviser will be paid a monthly fee based on a percentage of each Fund’s average daily net assets at the annual rate of [ ]% for each Fund. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2015, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding [    ]% (with respect to Market Vectors MSCI Emerging Markets Quality ETF), [    ]% (with respect to Market Vectors MSCI Emerging Markets Quality Dividend ETF), [    ]% (with respect to Market Vectors MSCI International Quality ETF), and [    ]% (with respect to Market Vectors MSCI International Quality Dividend ETF) of its average daily net assets per year. From time to time, the Adviser will waive all or a portion of its fees. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

Term. Each Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Administrator

Van Eck Associates Corporation also serves as administrator for the Trust pursuant to each Investment Management Agreement. Under each Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems

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necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

The Bank of New York Mellon (“The Bank of New York”), located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Funds pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Funds’ assets. The Bank of New York serves as each Fund’s transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by each Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to each of the Funds, pursuant to a fund accounting agreement.

The Distributor

Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 335 Madison Avenue, New York, New York 10017 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

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The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Other Accounts Managed by the Portfolio Managers

As of the date indicated below, Messrs. Liao and Cao managed the following other accounts:

Name of Portfolio Manager	Other Accounts Managed (As of December 31, 2012)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Hao-Hung (Peter) Liao	Registered investment companies	38	$23,996.42 million	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0
George Cao	Registered investment companies	38	$23,996.42 million	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

Although the funds in the Trust that are managed by Messrs. Liao and Cao may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. Liao and Cao or the Adviser.

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Portfolio Manager Compensation

The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

As of the date of this SAI, Messrs. Liao and Cao did not beneficially own any Shares of the Fund.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to seek best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and

24

certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

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CREATION AND REDEMPTION OF CREATION UNITS

General

The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of each Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for a purchase of Creation Units of a generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) that comprise each Fund’s Index and an amount of cash computed as described below (the “Cash Component”) or, as permitted or required by a Fund, of cash. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

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The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Index or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Distributor and the Transfer Agent (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed in multiples of [    ] of each Fund (i.e., a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission

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method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

Orders to create Creation Units of the Funds shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (“Foreign Funds”) (see “— Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process

Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.

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The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Funds through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds

Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds

The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian will cause the subcustodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be

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sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective creator of its rejection of the order of such person. The Trust, the Custodian, any subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall either of them incur any liability to Authorized Participants for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee of $1,000 payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the

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in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to each Fund, the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Fund” in the Prospectuses.

The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of a Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

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Redemption Transaction Fee

The basic redemption transaction fee of $1,000 is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate the applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of the Funds through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of the Funds using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of the Funds using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

Orders to redeem Creation Units of the Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units

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specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds

Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

The holidays applicable to the Foreign Funds are listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. The dates in calendar years 2013 and 2014 in which the regular holidays affect the relevant securities markets are as follows (the following holiday schedule is subject to potential changes in the securities market):

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2013

AUSTRALIA
January 1	March 29	May 20	August 14	December 25
January 28	April 1	June 3	September 30	December 26
March 4	April 25	June 10	October 7
March 11	May 6	August 5	November 5

AUSTRIA
January 1	May 9	November 1	December 31
March 29	May 20	December 24
April 1	May 30	December 25
May 1	August 15	December 26
March 29	May 20	December 24

BELGIUM
January 1	May 9	November 1
March 29	May 10	November 11
April 1	May 20	December 25
May 1	August 15	December 26

BRAZIL
January 1	March 29	November 15	December 31
January 25	May 1	November 20
February 11	May 30	December 24
February 12	July 9	December 25

CANADA
January 1	May 20	September 2	December 26
January 2	June 24	October 14
February 18	July 1	November 11
March 29	August 5	December 25

CHILE
January 1	May 27	November 1
March 29	August 15	December 25
May 1	September 18	December 31
May 21	September 19

CHINA
January 1	February 14	May 7	October 3
January 21	February 15	May 27	October 4
February 7	February 18	July 4	October 7
February 8	May 1	September 2	October 14
February 11	May 2	September 30	November 11
February 12	May 3	October 1	November 28
February 13	May 6	October 2	December 25

COLOMBIA
January 1	May 1	August 7	December 25
January 7	May 13	August 19	December 31
March 25	June 3	October 14
March 28	June 10	November 4
March 29	July 1	November 11

CZECH REPUBLIC
January 1	July 5	December 26
April 1	October 28	December 31
May 1	December 24
May 8	December 25

DENMARK
January 1	April 26	December 24
March 28	May 9	December 25
March 29	May 20	December 26
April 1	June 5	December 31

EGYPT
January 1	May 5	August 8	October 16
January 7	May 6	August 11	November 4
January 24	July 1	October 6	November 5
April 25	July 23	October 14
May 1	August 7	October 15

The Egyptian market is closed every Friday.

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FINLAND
January 1	May 9	December 25
March 29	June 21	December 26
April 1	December 6	December 31
May 1	December 24

FRANCE
January 1	May 8	November 11
March 29	May 9	December 25
April 1	August 15	December 26
May 1	November 1

GERMANY
January 1	May 1	August 15	December 25
February 11	May 9	October 3	December 26
March 29	May 20	November 1	December 31
April 1	May 30	December 24

GREECE
January 1	April 1	June 24	December 26
March 18	May 1	August 15
March 25	May 3	October 28
March 29	May 6	December 25

HONG KONG
January 1	April 1	June 12	October 14	December 31
February 11	April 4	July 1	December 24
February 12	May 1	September 20	December 25
March 29	May 17	October 1	December 26

HUNGARY
January 1	May 20	November 1
March 15	August 19	December 24
April 1	August 20	December 25
May 1	October 23	December 26

INDIA
January 25	April 20	August 10	November 4
January 26	April 23	August 15	November 5
March 27	May 1	August 22	November 14
March 29	May 25	September 9	November 15
April 1	June 29	September 30	December 25
April 11	July 1	October 2
April 19	August 9	October 16

INDONESIA
January 1	April 11	August 8	October 15	December 25
January 25	May 9	August 9	November 4	December 26
March 12	June 7	August 12	November 5	December 30
March 29	August 7	August 13	December 24	December 31

IRELAND
January 1	May 1	October 28	December 27
March 18	May 6	December 24
March 29	June 3	December 25
April 1	August 5	December 26

ISRAEL
February 24	April 1	May 15	September 6	September 25
March 25	April 14	July 16	September 13	September 26
March 26	April 15	September 4	September 18
March 31	May 14	September 5	September 19
The Israeli market is closed every Friday.

ITALY
January 1	May 1	December 25
March 29	August 15	December 26
April 1	November 1	December 31
April 25	December 24
35

JAPAN
January 1	February 11	May 6	October 14
January 2	March 20	July 15	November 4
January 3	April 29	September 16	December 23
January 14	May 3	September 23	December 31

MALAYSIA
January 1	May 1	June 1	October 15
January 24	May 24	August 7	November 4
February 1	May 25	August 8	November 5
February 11	May 30	August 9	December 25
February 12	May 31	August 31

MEXICO
January 1	March 21	September 16	December 25
February 4	March 28	November 18
February 5	March 29	November 20
March 18	May 1	December 12

MOROCCO
January 1	May 1	August 14	October 17
January 11	July 30	August 20	November 5
January 24	August 8	August 21	November 6
January 25	August 9	October 16	November 18

NETHERLANDS
January 1	May 1	December 26
March 29	May 9
April 1	May 20
April 30	December 25

NEW ZEALAND
January 1	February 6	June 3
January 2	March 29	October 28
January 21	April 1	December 25
January 28	April 25	December 26

NORWAY
January 1	May 1	December 24
March 28	May 9	December 25
March 29	May 17	December 26
April 1	May 20	December 31

PERU
January 1	July 29	December 24
March 28	August 30	December 25
March 29	October 8	December 31
May 1	November 1

PHILIPPINES
January 1	April 8	August 8	December 24
February 25	May 1	August 9	December 25
March 28	May 13	August 21	December 30
March 29	June 12	November 1	December 31

RUSSIA
January 1	January 8	May 9	December 25
January 2	January 9	May 10	December 26
January 3	February 25	June 12
January 4	March 8	November 4
January 7	May 1
36

POLAND
January 1	May 3	November 11
March 29	May 30	December 25
April 1	August 15	December 26
May 1	November 1

PORTUGAL
January 1	April 25	June 13	December 25
February 12	May 1	August 15	December 26
March 29	May 30	November 1
April 1	June 10	December 24

SINGAPORE
January 1	May 1	August 9	December 25
February 11	May 24	October 15
February 12	May 25	November 2
March 29	August 8	November 4

SOUTH AFRICA
January 1	May 1	December 16
March 21	June 17	December 25
March 29	August 9	December 26
April 1	September 24

SPAIN
January 1	March 29	May 15	December 25
January 7	April 1	August 15	December 26
March 19	May 1	November 1
March 28	May 2	December 6

SWEDEN
January 1	May 9	December 25
March 29	June 6	December 26
April 1	June 21	December 31
May 1	December 24

SWITZERLAND
January 1	May 1	August 15	December 26
January 2	May 9	September 5	December 31
March 19	May 20	November 1
March 29	May 30	December 24
April 1	August 1	December 25

TAIWAN
January 1	February 12	April 4	October 10
February 7	February 13	May 1
February 8	February 14	June 12
February 11	February 28	September 19

THAILAND
January 1	April 16	July 1	December 5
February 25	May 1	July 23	December 10
April 8	May 6	August 12	December 31
April 15	May 27	October 23

TURKEY
January 1	August 9	October 16	October 29
April 23	August 30	October 17
August 7	October 14	October 18
August 8	October 15	October 28

UNITED KINGDOM
January 1	May 6	December 25
March 29	May 27	December 26
April 1	August 26
37

2014

AUSTRALIA
January 1	April 18	May 19	August 13	December 25
January 27	April 21	June 2	September 29	December 26
March 3	April 25	June 9	October 6
March 10	May 5	August 4	November 4

AUSTRIA
January 1	May 1	August 15	December 26
January 6	May 29	December 8	December 31
April 18	June 9	December 24
April 21	June 19	December 25

BRAZIL
January 1	April 18	July 9	December 31
January 20	April 21	November 20
March 3	May 1	December 24
March 4	June 19	December 25

CANADA
January 1	May 19	September 1	December 26
January 2	June 24	October 13
February 17	July 1	November 11
April 18	August 4	December 25

CHILE
January 1	June 16	December 8
April 18	August 15	December 25
May 1	September 18	December 31
May 21	September 19

CHINA
January 1	February 6	May 7	October 6
January 20	February 7	May 26	October 7
January 30	February 17	July 4	October 13
January 31	May 1	September 1	November 11
February 3	May 2	October 1	November 27
February 4	May 5	October 2	December 25
February 5	May 6	October 3

COLOMBIA
January 1	May 1	August 18	December 25
January 6	June 2	October 13	December 31
March 24	June 23	November 3
April 17	June 30	November 17
April 18	August 7	December 8

CZECH REPUBLIC
January 1	October 28	December 26
April 21	November 17	December 31
May 1	December 24
May 8	December 25
38

DENMARK
January 1	May 16	December 24
April 17	May 29	December 25
April 18	June 5	December 26
April 21	June 9	December 31

EGYPT
January 1	April 21	July 28	October 6
January 7	May 1	July 29
January 13	July 1	July 30
April 20	July 23	October 5
The Egyptian market is closed every Friday.

FRANCE
January 1	May 8	November 11
April 18	May 29	December 25
April 21	July 14	December 26
May 1	August 15

GERMANY
April 6	December 26
April 9
May 1
December 25

GREECE
January 1	April 18	August 15
January 6	April 21	October 28
March 3	May 1	December 25
March 25	June 9	December 26

HONG KONG
January 1	April 21	July 1	December 24
January 30	May 1	September 9	December 25
January 31	May 6	October 1	December 26
April 18	June 2	October 2	December 31

HUNGARY
January 1	June 9
April 21	August 20	December 24
May 1	October 23	December 25
May 2	October 24	December 26
39

INDIA
January 14	April 18	August 15	October 6
February 27	May 1	August 18	October 23
March 17	May 14	August 23	November 4
March 31	June 30	August 29	November 6
April 1	July 1	September 30	December 25
April 8	July 29	October 2
April 14	July 30	October 3

INDONESIA
January 1	May 15	July 29	August 18	December 26
January 13	May 26	July 30	October 6	December 30
January 31	May 29	July 31	December 24	December 31
April 18	July 28	August 1	December 25

IRELAND
January 1	May 1	October 27	December 29
March 17	May 5	December 24
April 18	June 2	December 25
April 21	August 4	December 26

ISRAEL
March 16	April 21	June 4	September 26	October 15
April 14	May 4	August 5	October 3	October 16
April 15	May 5	September 24	October 8
April 20	June 3	September 25	October 9
The Israeli market is closed every Friday.

ITALY
January 1	May 1	December 24
January 6	June 2	December 25
April 18	August 15	December 26
April 25	December 8

JAPAN
January 1	February 11	July 21	November 3
January 2	March 21	September 15	November 24
January 3	April 29	September 23	December 23
January 13	May 5	October 13	December 31

MALAYSIA
January 1	February 3	June 7	October 6
January 14	May 1	July 28	October 22
January 30	May 13	July 29	October 23
January 31	May 15	July 30	October 25
February 1	May 30	September 1	December 25

MEXICO
January 1	March 21	September 16	December 25
February 3	April 17	November 17
February 5	April 18	November 20
March 17	May 1	December 12

MOROCCO
January 1	July 28	August 20	November 18
January 14	July 29	August 21
January 15	July 30	October 6
May 1	August 14	November 6

NETHERLANDS
January 1	May 1	December 26
April 18	May 29
April 21	June 9
April 30	December 25
40

NEW ZEALAND
January 1	February 6	June 2
January 2	April 18	October 27
January 20	April 21	December 25
January 27	April 25	December 26

NORWAY
January 1	May 1	December 25
April 17	May 29	December 26
April 18	June 9	December 31
April 21	December 24

PERU
January 1	July 28	December 24
April 17	July 29	December 25
April 18	October 8	December 31
May 1	December 8

PHILIPPINES
January 1	April 18	July 29	December 30
February 25	May 1	August 21	December 31
April 7	June 12	December 24
April 17	July 28	December 25

POLAND
January 1	May 1	November 11
April 18	June 19	December 25
April 21	August 15	December 26

PORTUGAL
January 1	April 25	June 19	December 24
March 4	May 1	August 15	December 25
April 18	June 10	December 1	December 26
April 21	June 13	December 8

SINGAPORE
January 1	May 1	August 9	December 25
January 31	May 13	October 6
February 1	May 15	October 22
April 18	July 28	October 23

SOUTH AFRICA
January 1	April 28	December 16
March 21	May 1	December 25
April 18	June 16	December 26
April 21	September 24

SPAIN
January 1	April 21	July 25	December 25
January 6	May 1	August 15	December 26
April 17	May 2	September 9
April 18	May 15	December 8

SWEDEN
January 1	May 1	December 24
January 6	May 29	December 25
April 18	June 6	December 26
April 21	June 20	December 31

SWITZERLAND
January 1	April 21	August 1	December 25
January 2	May 1	August 15	December 26
January 6	May 29	September 11	December 31
March 19	June 9	December 8
April 18	June 19	December 24
41

TAIWAN
January 1	February 12	April 4	October 10
February 7	February 13	May 1
February 8	February 14	June 12
February 11	February 28	September 19

THAILAND
January 1	April 16	July 1	December 5
February 25	May 1	July 23	December 10
April 8	May 6	August 12	December 31
April 15	May 27	October 23

TURKEY
January 1	July 28	October 3	October 28
April 23	July 29	October 6	October 29
May 19	July 30	October 7

UNITED KINGDOM
January 1	May 5	December 26
April 18	August 25
April 21	December 25
42

The longest redemption cycle for Foreign Funds is a function of the longest redemption cycle among the countries whose securities comprise the Fund. In the calendar years 2013 and 2014, the dates of regular holidays affecting the following securities markets present the worst-case (longest) redemption cycle* for Foreign Fund as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2013
	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Austria	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/04/14	10
China	02/04/13	02/19/13	15
	02/05/13	02/20/13	15
	02/06/13	02/21/13	15
	04/26/13	05/08/13	12
	04/29/13	05/09/13	10
	04/30/13	05/10/13	10
	09/25/13	10/08/13	13
	09/26/13	10/09/13	13
	09/27/13	10/10/13	13
Czech Republic	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Egypt	10/08/13	10/17/13	9
	10/09/13	10/18/13	9
	10/10/13	10/21/13	11
	10/29/13	11/06/13	8
	10/30/13	11/07/13	8
	10/31/13	11/08/13	8
Denmark	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Finland	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Germany	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Hungary	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
43

	12/23/13	12/31/13	8
Indonesia	08/02/13	08/02/13	08/02/13
	08/05/13	08/05/13	08/05/13
	08/06/13	08/06/13	08/06/13
	12/19/13	12/19/13	12/19/13
	12/20/13	12/20/13	12/20/13
	12/23/13	12/23/13	12/23/13
Ireland	12/19/13	12/30/13	11
	12/20/13	12/31/13	11
	12/23/13	01/02/14	10
Italy	12/19/13	12/27/13	8
	12/23/13	01/02/14	10
Japan	12/26/13	01/06/14	11
	12/27/13	01/07/14	11
	12/30/13	01/08/14	9
Malaysia	08/02/13	08/12/13	10
	08/05/13	08/13/13	8
	08/06/13	08/14/13	8
Philippines	12/23/13	01/02/14	10
Portugal	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	12/31/13	8
South Africa	03/14/13	03/22/13	8
	03/15/13	03/25/13	10
	03/18/13	03/26/13	8
	03/19/13	03/27/13	8
	03/20/13	03/28/13	8
	03/22/13	04/02/13	11
	03/25/13	04/03/13	8
	03/26/13	04/04/13	8
	03/27/13	04/05/13	8
	03/28/13	04/08/13	11
	04/24/13	05/02/13	8
	04/25/13	05/03/13	8
	04/26/13	05/06/13	10
	04/29/13	05/07/13	8
	04/30/13	05/08/13	8
	06/10/13	06/18/13	8
	06/11/13	06/19/13	8
	06/12/13	06/20/13	8
	06/13/13	06/21/13	8
	06/14/13	06/24/13	10
	08/02/13	08/12/13	10
	08/05/13	08/13/13	8
	08/06/13	08/14/13	8
	08/07/13	08/15/13	8
	08/08/13	08/16/13	8
	09/17/13	09/25/13	8
	09/18/13	09/26/13	8
	09/19/13	09/27/13	8
	09/20/13	09/30/13	10
	09/23/13	10/01/13	8
	12/11/13	12/19/13	8
	12/12/13	12/20/13	8
	12/13/13	12/23/13	10
	12/18/13	12/27/13	9
	12/19/13	12/30/13	11
	12/20/13	12/31/13	11
	12/23/13	01/02/14	10
	12/24/13	01/03/14	10
	12/27/13	01/06/14	10
	12/30/13	01/07/14	8
	12/31/13	01/08/14	8
Spain	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
Sweden	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Switzerland	12/19/13	12/27/13	8
44

	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Taiwan	02/05/13	02/15/13	10
	02/06/13	02/18/13	12
Turkey	10/10/13	10/21/13	11
	10/11/13	10/22/13	11

SETTLEMENT PERIODS GREATER THAN

SEVEN DAYS FOR YEAR 2014

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Austria	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
China	01/27/14	02/10/14	14
	01/28/14	02/11/14	14
	01/29/14	02/12/14	14
	04/28/14	05/08/14	10
	04/29/14	05/09/14	10
	04/30/14	05/12/14	12
	09/26/14	10/08/14	12
	09/29/14	10/09/14	10
	09/30/14	10/10/14	10
Czech Republic	12/23/13	01/02/14	10
	12/19/14	12/29/14	10
	12/22/14	12/13/14	8
	12/23/14	01/02/15	10
Denmark	12/23/13	01/02/14	10
	04/14/14	04/23/14	8
	04/15/14	04/24/14	8
	04/16/14	04/25/14	8
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Egypt	12/31/13	01/08/14	8
	01/06/14	01/14/14	8
	04/14/14	04/22/14	8
	04/15/14	04/23/14	8
	04/16/14	04/24/14	8
	04/17/14	04/27/14	10
	07/21/14	07/31/14	10
	07/22/14	08/03/14	12
	07/24/14	08/04/14	11
	09/29/14	10/07/14	8
	09/30/14	10/08/14	8
	10/01/14	10/09/14	8
	10/02/14	10/12/14	10
Finland	12/23/13	01/02/14	10
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Indonesia	12/23/13	01/02/14	10
	07/23/14	08/04/14	12
	07/24/14	08/05/14	12
	07/25/14	08/06/14	12
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	11
Ireland	12/23/14	01/02/14	10
	12/19/14	12/30/14	11
	12/22/14	12/31/14	9
	12/23/14	01/02/15	10
Italy	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Japan	12/26/14	01/05/15	10
	12/29/14	01/06/15	8
	12/30/14	01/07/15	8
Malaysia	01/27/14	02/04/14	8
45

	01/28/14	02/05/14	8
	01/29/14	02/06/14	8
	07/23/14	07/31/14	8
	07/24/14	08/01/14	8
	07/25/14	08/04/14	10
Philippines	12/23/13	01/02/14	10
	12/26/13	01/03/14	8
	12/27/13	01/06/14	10
	12/23/14	01/02/15	10
	12/26/14	01/05/15	10
	12/29/14	01/06/15	8
Portugal	12/19/14	01/02/14	10
	12/22/14	01/03/14	8
	12/23/14	01/06/14	8
South Africa	12/23/13	01/02/14	10
	12/24/13	01/03/14	10
	12/27/13	01/06/14	10
	12/30/13	01/07/14	8
	12/31/13	01/08/14	8
	03/14/14	03/24/14	10
	03/17/14	03/25/14	8
	03/18/14	03/26/14	8
	03/19/14	03/27/14	8
	03/20/14	03/28/14	8
	04/11/14	04/22/14	9
	04/14/14	04/23/14	9
	04/15/14	04/24/14	9
	04/16/14	04/25/14	9
	04/17/14	04/29/14	12
	04/22/14	04/30/14	8
	04/23/14	05/02/14	9
	04/24/14	05/05/14	11
	04/25/14	05/06/14	11
	04/29/14	05/07/14	8
	04/30/14	05/08/14	8
	06/09/14	06/17/14	8
	06/10/14	06/18/14	8
	06/11/14	06/19/14	8
	06/12/14	06/20/14	8
	06/13/14	06/23/14	10
	09/17/14	09/25/14	8
	09/18/14	09/26/14	8
	09/19/14	09/29/14	10
	09/22/14	09/30/14	8
	09/23/14	10/01/14	8
	12/09/14	12/17/14	8
	12/10/14	12/18/14	8
	12/11/14	12/19/14	8
	12/12/14	12/22/14	10
	12/15/14	12/23/14	8
	12/18/14	12/29/14	11
	12/19/14	12/30/14	11
	12/22/14	12/31/14	9
	12/23/14	01/02/15	10
	12/14/14	01/05/15	12
	12/29/14	01/06/15	8
	12/30/14	01/07/15	8
	12/31/14	01/08/15	8
Spain	04/14/14	04/22/14	8
	04/15/14	04/23/14	8
	04/16/14	04/24/14	8
Sweden	12/23/13	01/02/14	10
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Taiwan	01/24/14	02/05/14	12
46

	01/27/14	02/06/14	10
Vietnam	04/29/14	05/07/14	8

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

47

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Shareholder Information—Determination of NAV.”

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern Time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s respective Index. This may adversely affect a Fund’s ability to track its respective Index. With respect to securities traded in foreign markets, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Shareholder Information—Distributions.”

General Policies

Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the date of this SAI, no entity beneficially owned any voting securities of the Fund.

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TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectuses entitled “Shareholder Information—Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.

Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts from the prior years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities, that Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each Fund’s assets will consist of foreign securities.

Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate

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shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. After 2012, the maximum tax rate on long-term capital gains available to a non-corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as passive foreign investment companies (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for tax purposes.

Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or

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otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be generally subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Prospective investors are urged to consult their tax advisors regarding such withholding.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment

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accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of [     ] investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional

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Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.

[                   ], [                   ], is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

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LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with MSCI to use the MSCI Emerging Markets Quality Index, the MSCI Emerging Markets HDY Index, the MSCI International Quality Index and the MSCI International HDY Index (collectively, the “Indices”). The Fund is entitled to use the Indices pursuant to a sub-licensing arrangement with the Adviser.

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUNDS OR THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of these securities, products or funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote these securities without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

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APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines , or
2.	The potential conflict will be disclosed to the client:
a.	with a request that the client vote the proxy,
b.	with a recommendation that the client engage another party to determine how the proxy should be voted or
c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the

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Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients

1.	Notification of Availability of Information
a.	Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.
2.	Availability of Proxy Voting Information
a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
a.	proxy statements received;
b.	identifying number for the portfolio security;
c.	shareholder meeting date;
d.	brief identification of the matter voted on;
e.	whether the vote was cast on the matter;
f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.	a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.	Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.	If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.
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4.	Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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Proxy Paper Guidelines

2013 Proxy Season

An Overview of the Glass Lewis Approach to Proxy Advice United States

i

ii

I. OVERVIEW OF SIGNIFICANT UPDATES FOR 2013

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy enhancements in the following areas, which are summarized below but discussed in greater detail throughout this document:

Board Responsiveness to a Significant Shareholder Vote

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We’ve included a general section clarifying our long-standing approach in this area. Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns.

The Role of a Committee Chairman

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We’ve included a general section explaining our analysis of the role of a committee chairman. Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

○

If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”);

○ If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

Public Company Executives and Excessive Board Memberships

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We typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards. However, we will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

Equity-Based Compensation Plan Proposals

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We’ve added an item to our list of overarching principles on which we evaluate equity compensation plans, namely, that plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

Exclusive Forum Provisions

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While our general approach to exclusive forum provisions remains unchanged—that we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt such a provision—we further explain that in certain cases we may support such a provision if the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (iii) maintains a strong record of good corporate governance practices.

Real Estate Investment Trusts

• We’ve included a general section on REITs and our approach to evaluating preferred stock issuances at these firms.

Business Development Companies

• We’ve included a new section on our approach to analyzing business development companies and requests to sell shares at prices below Net Asset Value.

Note:

This year the Glass Lewis Guidelines on Shareholder Resolutions and Initiatives are released as a separate document.

II. A BOARD OF DIRECTORS THAT
SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company.[3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.[4]

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•

$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm,

2 If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

[4] This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[5] and any aircraft and real estate dealings between the company and the director’s firm; or

•

1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[6]

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Voting Recommendations on the Basis of Board Independence

5 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

[6] This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically[7] recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees. [8] We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated

[7] With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

8 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.[9] Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent have truly

[9] Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

independent chairs..[10]

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1. A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[11]

2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5. All directors who served on the board if, for the last three years, the

[10] Spencer Stuart Board Index, 2011, p. 6.

[11] However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Board Responsiveness to a Significant Shareholder Vote

Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recommend against a director nominee, against a say-on-pay proposal, etc.), it will bolster our argument to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities.

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents.

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports.

•	Any modifications made to the design and structure of the company’s compensation program.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

The Role of a Committee Chairman

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

• If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”);

• If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. So in cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

Audit Committees and Performance

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”[12]

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”[13]

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a

[12] Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

[13] Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:[14]

1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2. The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4. The audit committee chair, if the committee has less than three members.

5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[15]

14 As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[15] Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the

6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11. The audit committee chair[16] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12. All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

13. All members of an audit committee at a time when material accounting companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

16 As discussed under the section labeled “Committee Chairman,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

[17] Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

fraud occurred at the company.[18]

14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

• The restatement involves fraud or manipulation by insiders;

• The restatement is accompanied by an SEC inquiry or investigation;

• The restatement involves revenue recognition;

• The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

• The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g. the company receives an adverse opinion on its financial statements from the auditor)

19. All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[19]

[18] Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

[19] The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

20. All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:[20]

1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[21]

2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

20 As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[21] Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on-pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[22]

4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8. All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9. All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision

22 In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

and the company had a material restatement, especially if the restatement was due to fraud.

13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[23]

15. All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

Nominating and Governance Committee Performance

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to

23 In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

implement shareholder proposals that have received a majority vote.

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the nominating and or governance committee, we will recommend voting against the following:[24]

1. All members of the governance committee[25] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[26] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2. The governance committee chair,[27] when the chairman is not independent

24 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

25 If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

[26] Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

27 As discussed in the guidelines section labeled “Committee Chairman,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

and an independent lead or presiding director has not been appointed.[28]

3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4. The governance committee chair, when the committee fails to meet at all during the year.

5. The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

6. The governance committee chair, when during the past year the board adopted a forum selection clause (i.e. an exclusive forum provision)[29] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:[30]

1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to

28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

29 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

30 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

represent shareholder interests.

2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3. In the absence of a governance committee, the nominating committee chair[31] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[32]

4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[33]

5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[34]

Board-level Risk Management Oversight

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain

31 As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

33 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

[34] Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)[35], we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

35 A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.[36]

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. [37]

36 We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

[37] Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[38] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.[39]

3. A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[40]

[38] Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[39] Spencer Stuart Board Index, 2011, p. 8.

40 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.[41] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).[42]

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

[41] Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

[42] The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

The independence exceptions that we make for controlled companies are as follows:

1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors.

Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Unofficially Controlled Companies and 20-50% Beneficial Owners

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

Exceptions for Recent IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.

Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.

Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

Further, shareholders should also be wary of companies in this category that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1. Size of the board of directors: The board should be made up of between five and twenty directors.

2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3. Independence of the audit committee: The audit committee should consist solely of independent directors.

4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1. Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

4. Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2010, indicates that the average number of funds served by an independent director in 2010 was 49. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets... on the order of eight to ten percent in the nine months after a hostile bid was announced.”43 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs. 44 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”45 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”46

[43] Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

44 Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

[45] Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

[46] Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago. 47 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.48

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the

Shareholders:
Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

[47] Spencer Stuart Board Index, 2011, p. 14

[48] Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2012, we expect to see a number of shareholder proposals regarding this topic in 2013 and perhaps even some companies unilaterally adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Guidelines on Shareholder Resolutions and Initiatives.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2012, Glass Lewis tracked over 35 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., roughly on par with what we reviewed in each of the past several years, but a sharp contrast to the 147 proposals tracked during all of 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.49 During 2012 these proposals received on average 61.2% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies

[49] Spencer Stuart Board Index, 2011, p. 14

have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

III. TRANSPARENCY AND
INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”50

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meeting during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

Voting Recommendations on Auditor Ratification

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[51]

[50] “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

51 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the

3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4. When audit fees are excessively low, especially when compared with other companies in the same industry.

5. When the company has aggressive accounting policies.

6. When the company has poor disclosure or lack of transparency in its financial statements.

7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

IV. THE LINK BETWEEN
COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass misstatement is clear from a reading of the incorrect financial statements.

Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies52 to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.

[52] Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

• The overall design and structure of the Company’s executive compensation program including performance metrics;

• The quality and content of the Company’s disclosure;

• The quantum paid to executives; and

• The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades

We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.

Say-on-Pay Voting Recommendations

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

• Inappropriate peer group and/or benchmarking issues

• Inadequate or no rationale for changes to peer groups

• Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

• Guaranteed bonuses

•Targeting overall levels of compensation at higher than median without adequate justification

• Bonus or long-term plan targets set at less than mean or negative performance levels

• Performance targets not sufficiently challenging, and/or providing for high potential payouts

• Performance targets lowered, without justification

• Discretionary bonuses paid when short- or long-term incentive plan targets were not met

• Executive pay high relative to peers not justified by outstanding company performance

• The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)

In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Additional Scrutiny for Companies with Significant Opposition in 2012

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2012, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Short-Term Incentives

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

Long-Term Incentives

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

• No re-testing or lowering of performance conditions

• Performance metrics that cannot be easily manipulated by management

• Two or more performance metrics

• At least one relative performance metric that compares the company’s performance to a relevant peer group or index

• Performance periods of at least three years

• Stretching metrics that incentivize executives to strive for outstanding performance

• Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

Pay for Performance

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

Recoupment (“Clawback”) Provisions

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

Frequency of Say-on-Pay

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

Vote on Golden Parachute Arrangements

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

1. Companies should seek more shares only when needed.

2. Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4. Annual net share count and voting power dilution should be limited.

5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6. The expected annual cost of the plan should be proportional to the business’s value.

7. The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9. Plans should not permit re-pricing of stock options.

10. Plans should not contain excessively liberal administrative or payment terms.

11. Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

11. Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

12. Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

1. Officers and board members cannot participate in the program;

2. The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

3. The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

4. Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.53

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

[53] Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

V. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

1.	The form of offer is not required to be an all-cash transaction;

2.	The offer is not required to remain open for more than 90 business days;

3.	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

4.	There is no fairness opinion requirement; and

5.	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”54 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The

[54] Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1. Is the board sufficiently independent?

2. Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3. Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4. Do shareholders have the right to call special meetings of shareholders?

5. Are there other material governance issues at the Company?

6. Has the Company’s performance matched or exceeded its peers in the past one and three years?

7. How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8. Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1. Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2. Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3. Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4. Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

• The terms of any amended advisory or sub-advisory agreement;

• Any changes in the fee structure paid to the investment advisor; and

• Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

Preferred Stock Issuances at REITs

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

Authorization to Sell Shares at a Price below Net Asset Value

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

1.	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

2.	The proposed discount below NAV is minimal (ideally no greater than 20%);

3.	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the Company’s then-outstanding common stock prior to the issuance); and

4.	A majority of the Company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the Company’s past below-NAV share issuances have benefitted the Company.

VI. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

For a detailed review of compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines on Shareholder Resolutions and Initiatives.

PART C: OTHER INFORMATION

Item 28.	Exhibits:

(a)	Amended and Restated Declaration of Trust. ‡‡‡‡

(b)	Amended and Restated Bylaws of the Trust. >>>>

(c)	Not applicable.

(d)(1)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to Market Vectors—Gold Miners ETF).*

(d)(2)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all portfolios except for Market Vectors—Gold Miners ETF).***

(d)(3)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to certain municipal portfolios). ###

(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation.**

(e)(2)	Form of Participant Agreement.*

(f)	Not applicable.

(g)	Form of Custodian Agreement between the Trust and The Bank of New York.*

(h)(1)	Form of Fund Accounting Agreement between the Trust and The Bank of New York.*

(h)(2)	Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.*

(h)(3)	Form of Sub-License Agreement between the Trust and the Van Eck Associates Corp.*

(i)(1)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors—Environmental Services ETF, Market Vectors—Gold Miners ETF and Market Vectors—Steel ETF).***

(i)(2)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Global Alternative Energy ETF and Market Vectors—Russia ETF).****

(i)(3)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Global Agribusiness ETF and Market Vectors—Global Nuclear Energy ETF).*****

(i)(4)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers Intermediate Municipal ETF, Market Vectors—Lehman Brothers Long Municipal ETF, Market Vectors—Lehman Brothers 1-5 Year Municipal ETF, Market Vectors—Lehman Brothers Non-Investment Grade Municipal ETF, Market Vectors—Lehman Brothers California Municipal ETF and Market Vectors—Lehman Brothers New York Municipal ETF).******

(i)(5)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Coal ETF and Market Vectors—Gaming ETF).†

(i)(6)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF).††

(i)(7)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Hard Assets ETF and Market Vectors—Solar Energy ETF).†††

(i)(8)	Opinion and consent of Clifford Chance US LLP with respect to Market Vectors—Africa Index ETF, Market Vectors—Emerging Eurasia Index ETF, Market Vectors—Global Frontier Index ETF and Market Vectors—Gulf States Index ETF).††††

(i)(9)	Consent of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers High-Yield Municipal Index ETF).†††††

(i)(10)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Indonesia Index ETF). ‡

(i)(11)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Vietnam ETF). ‡‡

(i)(12)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Pre-Refunded Municipal Index ETF). ‡‡‡

(i)(13)	Opinion and consent of Dechert LLP (with respect to Market Vectors Egypt Index ETF).^^^^

(i)(14)	Opinion and consent of Dechert LLP (with respect to Market Vectors Kuwait Index ETF).^^^^

(i)(15)	Opinion and consent of Dechert LLP (with respect to Market Vectors Latin America Small-Cap Index ETF). ^^^^^

(i)(16)	Opinion and consent of Dechert LLP (with respect to Market Vectors China ETF).^

(i)(17)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors Brazil Small-Cap ETF).‡‡‡‡‡‡

(i)(18)	Opinion and consent of Dechert LLP (with respect to Market Vectors Junior Gold Miners ETF).^^

(i)(19)	Opinion and consent of Dechert LLP (with respect to Market Vectors Poland ETF).^^^

(i)(20)	Opinion and consent of Dechert LLP (with respect to Market Vectors India Small-Cap Index ETF).#

(i)(21)	Opinion and consent of Dechert LLP (with respect to Market Vectors Emerging Markets Local Currency Bond ETF).##

(i)(22)	Opinion and consent of Dechert LLP (with respect to Market Vectors GDP – International Equity ETF and Market Vectors GDP – Emerging Markets Equity ETF). §§§

(i)(23)	Opinion and consent of Dechert LLP (with respect to Market Vectors Investment Grade Floating Rate Bond ETF). ##

(i)(24)	Opinion and Consent of Dechert LLP (with respect to Market Vectors MLP ETF). &&&

(i)(25)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Rare Earth/Strategic Metals ETF). ####

(i)(26)	Opinion and Consent of Dechert LLP (with respect to Market Vectors LatAm Aggregate Bond ETF). §

(i)(27)	Opinion and Consent of Dechert LLP (with respect to Market Vectors High Yield Floating Rate ETF). &&&

(i)(28)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Fixed Income II ETF). &&&

(i)(29)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Colombia ETF). #####

(i)(30)	Opinion and Consent of Dechert LLP (with respect to Market Vectors CM Commodity Index ETF). &&&

(i)(31)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Russia Small-Cap ETF). ######

(i)(32)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Germany Small-Cap ETF). ######

(i)(33)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Germany Mid-Cap ETF). &&&

(i)(34)	Opinion and Consent of Dechert LLP (with respect to Market Vectors CEF Municipal Income ETF). §§

(i)(35)	Opinion and Consent of Dechert LLP (with respect to Market Vectors GDP – Emerging Markets Small-Cap Equity ETF). &&&

(i)(36)	Opinion and Consent of Dechert LLP (with respect to Market Vectors European Currency High Yield Bond ETF). <

(i)(37)	Opinion and Consent of Dechert LLP (with respect to Market Vectors European Sovereign Bond ETF). &&&

(i)(38)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Asia ex-Japan Aggregate Bond ETF). &&&

(i)(39)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Mortgage REIT Income ETF). §§§

(i)(40)	Opinion and Consent of Dechert LLP (with respect to Market Vectors International High Yield Bond ETF). <<<<<

(i)(41)	Opinion and Consent of Dechert LLP (with respect to Market Vectors BDC Income ETF). &&

(i)(42)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Mongolia ETF). &&&

(i)(43)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Nigeria ETF). &&&

(i)(44)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Greater China Corporate Bond ETF). &&&

(i)(45)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Greater China High Yield Bond ETF). &&&

(i)(46)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Renminbi Bond ETF). §§§§§

(i)(47)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Biotech ETF, Market Vectors Bank and Brokerage ETF, Market Vectors Oil Services ETF, Market Vectors Pharmaceutical ETF, Market Vectors Retail ETF and Market Vectors Semiconductor ETF). <<

(i)(48)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Indonesia Small-Cap ETF). <<<<

(i)(49)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Yuan Bond ETF). &&&

(i)(50)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Unconventional Oil & Gas ETF). <<<

(i)(51)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Nigeria-Focused Western Africa ETF). >>>

(i)(52)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Wide Moat ETF). >>

(i)(53)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Emerging Markets High Yield Bond ETF). >

(i)(54)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Global High Yield Bond ETF). &&&

(i)(55)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Fallen Angel High Yield Bond ETF). >

(i)(56)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Global Chemicals ETF). &&&

(i)(57)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Preferred Securities ex Financials ETF). >>>>

(i)(58)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Saudi Arabia ETF). &&&

(i)(59)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Saudi Arabia Small-Cap ETF). &&&

(i)(60)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Short High-Yield Municipal Index ETF). &&&

(i)(61)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Emerging Markets USD Aggregate Bond ETF). &&&

(i)(62)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Emerging Markets Aggregate Bond ETF). &&&

(i)(63)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Non-Agency RMBS ETF). &&&

(i)(64)	Opinion and Consent of Dechert LLP (with respect to Market Vectors-Altman Defaulted & Distressed Bond ETF). &&&

(i)(65)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Treasury-Hedged High Yield Bond ETF). &

(i)(66)	Opinion and Consent of Dechert LLP (with respect to Market Vectors Israel ETF). &&&

(i)(67)	Opinion and Consent of Dechert LLP (with respect to Market Vectors MSCI Emerging Markets Quality ETF, Market Vectors MSCI Emerging Markets Quality Dividend ETF, Market Vectors MSCI International Quality ETF and Market Vectors MSCI International Quality Dividend ETF). &&&

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics. >>>>>

*	Incorporated by reference to the Registrant’s Registration Statement filed on April 28, 2006.
**	Incorporated by reference to the Registrant’s Registration Statement filed on May 11, 2006.
***	Incorporated by reference to the Registrant’s Registration Statement filed on October 6, 2006.
****	Incorporated by reference to the Registrant’s Registration Statement filed on April 9, 2007.
*****	Incorporated by reference to the Registrant’s Registration Statement filed on July 30, 2007.
******	Incorporated by reference to the Registrant’s Registration Statement filed on November 2, 2007.
†	Incorporated by reference to the Registrant’s Registration Statement filed on December 31, 2007.
††	Incorporated by reference to the Registrant’s Registration Statement filed on February 15, 2008.
†††	Incorporated by reference to the Registrant’s Registration Statement filed on April 21, 2008.
††††	Incorporated by reference to the Registrant’s Registration Statement filed on July 8, 2008.
†††††	Incorporated by reference to the Registrant’s Registration Statement filed on August 8, 2008.
‡	Incorporated by reference to the Registrant’s Registration Statement filed on November 25, 2008.
‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on December 23, 2008.
‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on January 28, 2009.
‡‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on February 6, 2009.
‡‡‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on April 21, 2009.
‡‡‡‡‡‡	Incorporated by reference to the Registrant’s Registration Statement filed on May 8, 2009.
^	Incorporated by reference to the Registrant’s Registration Statement filed on September 4, 2009.
^^	Incorporated by reference to the Registrant’s Registration Statement filed on November 9, 2009.
^^^	Incorporated by reference to the Registrant’s Registration Statement filed on November 20, 2009.
^^^^	Incorporated by reference to the Registrant’s Registration Statement filed on February 16, 2010.
^^^^^	Incorporated by reference to the Registrant’s Registration Statement filed on March 29, 2010.
#	Incorporated by reference to the Registrant’s Registration Statement filed on April 5, 2010.
##	Incorporated by reference to the Registrant’s Registration Statement filed on June 28, 2010.
###	Incorporated by reference to the Registrant’s Registration Statement filed on August 27, 2010.
####	Incorporated by reference to the Registrant’s Registration Statement filed on October 20, 2010.
#####	Incorporated by reference to the Registrant’s Registration Statement filed on March 4, 2011.
######	Incorporated by reference to the Registrant’s Registration Statement filed on April 1, 2011.
§	Incorporated by reference to the Registrant’s Registration Statement filed on May 10, 2011.
§§	Incorporated by reference to the Registrant’s Registration Statement filed on July 7, 2011.
§§§	Incorporated by reference to the Registrant’s Registration Statement filed on August 15, 2011.
§§§§	Incorporated by reference to the Registrant’s Registration Statement filed on August 24, 2011.
§§§§§	Incorporated by reference to the Registrant’s Registration Statement filed on October 11, 2011.
<	Incorporated by reference to the Registrant’s Registration Statement filed on October 26, 2011.
<<	Incorporated by reference to the Registrant’s Registration Statement filed on October 31, 2011.
<<<	Incorporated by reference to the Registrant’s Registration Statement filed on February 8, 2012.
<<<<	Incorporated by reference to the Registrant’s Registration Statement filed on March 14, 2012.
<<<<<	Incorporated by reference to the Registrant’s Registration Statement filed on March 29, 2012.
>	Incorporated by reference to the Registrant’s Registration Statement filed on April 3, 2012.
>>	Incorporated by reference to the Registrant’s Registration Statement filed on April 13, 2012.
>>>	Incorporated by reference to the Registrant’s Registration Statement filed on May 17, 2012.
>>>>	Incorporated by reference to the Registrant’s Registration Statement filed on July 5, 2012.
>>>>>	Incorporated by reference to the Registrant’s Registration Statement filed on January 24, 2013.
&	Incorporated by reference to the Registrant’s Registration Statement filed on February 1, 2013.
&&	Incorporated by reference to the Registrant’s Registration Statement filed on February 7, 2013.
&&&	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, all persons that are or have been a Trustee or officer of the Trust (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification will be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Article XII of the Trust’s Bylaws, to the maximum extent permitted by Delaware law in effect from time to time, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former trustee or officer of the Trust and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the Trust and at the request of the Trust, serves or has served as a trustee, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. The Trust may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust;provided that no provision of Article XII shall be effective to protect or purport to protect any trustee or officer of the Trust against liability to the Trust or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.

Item 31.	Business and Other Connections of Investment Manager

See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32.	Principal Underwriters

(a)	Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: each series of Van Eck Funds and Van Eck VIP Trust.

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(b)	The following is a list of the officers, directors and partners of Van Eck Securities Corporation:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Jan F. van Eck 335 Madison Avenue New York, NY 10017	Chief Compliance Officer, Director and President	President, Chief Executive Officer and Trustee

Joseph J. McBrien 335 Madison Avenue New York, NY 10017	Director, Senior Vice President, General Counsel and Secretary	Senior Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

Bruce J. Smith 335 Madison Avenue New York, NY 10017	Director, Senior Vice President, Chief Financial Officer, Treasurer and Controller	Senior Vice President

Susan Marino 335 Madison Avenue New York, NY 10017	Senior Vice President	N/A

Harvey Hirsch 335 Madison Avenue New York, NY 10017	Senior Vice President	N/A

John J. Crimmins 335 Madison Avenue New York, NY 10017	Vice President	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer

Susan C. Lashley 335 Madison Avenue New York, NY 10017	Vice President	Vice President

Jonathan R. Simon 335 Madison Avenue New York, NY 10017	Vice President, Associate General Counsel and Assistant Secretary	Vice President and Assistant Secretary

John Wolfe 335 Madison Avenue New York, NY 10017	Vice President and Chief Administrative Officer	N/A

Laura I. Martinez 335 Madison Avenue New York, NY 10017	Assistant Vice President and Assistant Secretary	Assistant Vice President and Assistant Secretary

Wu-Kwan Kit 335 Madison Avenue New York, NY 10017	Assistant Vice President and Assistant Secretary	Assistant Vice President and Assistant Secretary

Glenn Smith 335 Madison Avenue	Vice President	N/A
New York, NY 10017

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust

Allison Lovett 335 Madison Avenue New York, NY 10017	Vice President	N/A

Patrick Lulley 335 Madison Avenue New York, NY 10017	Vice President	N/A

Bryan S. Paisley 335 Madison Avenue New York, NY 10017	Assistant Vice President	N/A

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 24th day of July 2013.

MARKET VECTORS ETF TRUST

By:	/s/ Jan F. van Eck

Name: Jan F. van Eck
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*	Trustee	July 24, 2013

David H. Chow

/s/ R. Alastair Short*	Trustee	July 24, 2013

R. Alastair Short

/s/ Peter J. Sidebottom*	Trustee	July 24, 2013

Peter J. Sidebottom

/s/ Richard D. Stamberger*	Trustee	July 24, 2013

Richard D. Stamberger

/s/ Jan F. van Eck	President, Chief Executive Officer and Trustee	July 24, 2013

Jan F. van Eck

/s/ John J. Crimmins*	Treasurer, Chief Financial Officer and Principal Accounting Officer	July 24, 2013

John J. Crimmins

*By:	/s/ Jonathan R. Simon

Jonathan R.Simon
Attorney in Fact